1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 23	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-4045

NAME AND ADDRESS OF AGENT FOR SERVICE

Heather J. Thenell, JD

Senior Counsel

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial

Variable Universal Life Insurance

(issued by Aid Association for Lutherans between 1998 and 2003 and by Thrivent Financial for Lutherans between 2003 and 2004)

Prospectuses

April 30, 2012

Thrivent Variable Life Account I

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes a flexible premium individual variable universal life insurance Contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal

Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Investment Management, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.

The date of this prospectus is April 30, 2012.

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium variable universal life insurance contract. The variable universal life contract is built around its Cash Value. Cash Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Cash Value. Charges and cash you withdraw from the Contract decrease Cash Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount or the death benefit factor multiplied by Cash Value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount plus Cash Value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by Cash Value. The Death Benefit will vary over time.

Death Benefit Guarantee

A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract Issue Date, whichever is later, provided that you make timely payment of the required minimum premium amounts. If the Death Benefit Guarantee is in effect, your Contract will remain in force, even if the Cash Value is insufficient to pay the current monthly deductions.

Access to Cash Value

Transfers. You may transfer Cash Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The amount transferred to any subaccount or to the Fixed Account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the Surrender Value of your Contract. The Surrender Value is the Cash Value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you an annual interest rate of 8% until the 15th Contract Anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

Partial Withdrawals. You may withdraw part of your Cash Value by giving us Notice. We deduct a $25 charge from the Cash Value for each partial withdrawal after the first one in any Contract Year. Partial withdrawals may have tax consequences.

Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this

CONTRACT BENEFITS/RISKS SUMMARY

Contract by giving us Notice. A surrender may have tax consequences.

Premiums

Flexibility of Premiums. You may pay premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and we will send you billing statements for the amount you select. You may choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. In most cases you may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Contract, and assigning the Contract.

You may name a Beneficiary to receive the Death Benefit payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the Death Benefit will be paid to the Owner or, if the Insured is the Owner, to the Insured’s estate.

You may change the Beneficiary by giving Notice while Insured is living. The effective date of the change will be the date you sign the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received Notice.

Investment Options. The Variable Account is an investment account separate from the Fixed Account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount cash value.

Fixed Account. You may place money in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the Fixed Account securing a loan. The Fixed Account is part of our General Account.

Cash Value. Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the Death Benefit, surrender, and maturity provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

Maturity Benefit. If the Insured is still living on the maturity date shown on page 3A of the Contract, the Contract will provide a maturity benefit equal to the Cash Value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders

We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract.

CONTRACT BENEFITS/RISKS SUMMARY

There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and the Cash Value will decrease. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your cash value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If the Death Benefit Guarantee is not in effect and your monthly charges exceed your Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us sufficient payment by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that a Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value unless there is a distribution from the Contract while the Insured is living. Under current tax law, Death Benefits payable under the Contract may be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit. However, the Death Benefit may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.

We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transactions involving a Contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

Surrender and Partial Withdrawal Risks

A surrender charge applies during the first 10 Contract Years after the Contract’s Issue Date and for 10 years after each increase in Specified Amount on the increased amount. It is possible that you will receive no Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.

CONTRACT BENEFITS/RISKS SUMMARY

You should not purchase the Contract if you intend to surrender all or part of the Cash Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, in this section.

A partial withdrawal will reduce Cash Value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial withdrawal also will reduce the Specified Amount of the Contract.

A surrender or partial withdrawal may have tax consequences. See Federal Tax Matters.

Loan Risks

A Contract loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate than the rate credited to the Fixed Account.

Your Contract may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero.

A loan will reduce your Surrender Value as well as your Death Benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan will be added to any amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declarations page will indicate the charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, Specified Amount and riders requested.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer Cash Value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted (Annualized)

Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment

Premium Tax Charge[1]	Not applicable	Not applicable

Withdrawal Fees	Upon partial withdrawal[2]	$25 per withdrawal

Transfer Fees	Upon transfer[3]	$25 per transfer

Contract Change Fees	Upon each change made to the Contract.[4]	$25 per change

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

2 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract Year.

3 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

4 We reserve the right to charge up to $25 per change.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Surrender Charge[5]	Upon surrender, lapse or decrease in the Specified Amount
Base Contract:

Maximum		$34.79 per $1,000 of decrease in Specified Amount
Minimum		$1.16 per $1,000 of decrease in Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$12.66 per $1,000 of Specified Amount
Increase in Specified Amount:	Upon surrender, lapse or decrease in the Specified Amount
Maximum Minimum		$30.28 per $1,000 of the Specified Amount $1.12 per $1,000 of the Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$12.70 per $1,000 of the Specified Amount

5 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in Specified Amount), and then decreases each Contract Year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in Specified Amount). Surrender charges depend on the Insured’s Issue Age, gender (in most states), Specified Amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio company fees and expenses.

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance[6]	Monthly
Maximum		$996.73 per $1,000 of amount at risk[7]
Minimum		$0.67 per $1,000 of amount at risk[7]

Charge for a male, Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000 in the first Contract Year		$2.37 per $1,000 of amount at risk[7]

Maximum Mortality and Expense Risk Fees[8]	Monthly	0.90% of the total Subaccount cash value

Administrative Charges	Monthly	$48 annual rate

Loan Interest[9]	Accrues daily	8% on loan

Additional Benefit or Rider Charge[10]
Accidental Death Rider	On the rider issue date and monthly thereafter[11]
Maximum		$1.44 per $1,000 of rider coverage amount
Minimum		$0.43 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 30, in the standard nonsmoker risk class with a rider coverage amount of $100,000		$0.46 per $1,00 of rider coverage amount

6 Cost of insurance charges depend on the Insured’s Issue Age, gender (in most states), amount at risk, Specified Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract.

7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.

8 The charge applies during the first 15 Contract Years. After the 15th Contract Year, the maximum charge drops to 0.40% of the total Subaccount cash value. Actual current charges may be less. See Charges and Deductions for additional information regarding this charge.

9 This maximum rate applies to loans until the 15th Contract Anniversary. After the 15th Contract Anniversary, the maximum rate is 7.25%. The rate reflects gross interest rate before crediting of interest. The interest accrues daily and is not deducted from the Cash Value. The net accrued interest is added to the Loan. See Loans.

10 Charges for additional benefits or riders may vary based on the Insured’s Attained Age or Issue Age, gender (in most states), risk class, Specified Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay.

11 This charge applies until the Insured’s Attained Age 70.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver Rider	On the rider issue date and monthly thereafter[12]
Maximum		$22.60 per $1,000 of rider coverage amount
Minimum		$0.08 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract Year following the rider Issue Date		$0.10 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider	On the rider issue date and monthly thereafter[13]
Maximum		$1.90 per $1,000 of rider coverage amount
Minimum		$0.42 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 25		$0.88 per $1,000 of rider coverage amount
Applicant Waiver Rider	On the rider issue date and monthly thereafter[14]
Maximum		$1.32 per $1,000 of amount at risk
Minimum		$0.15 per $1,000 of amount at risk

Charge for an Insured, Issue Age 0 and applicant Age 30, in the standard risk class.		$0.17 per $1,000 of amount at risk

12 This charge applies until the Insured’s Attained Age 65.

13 This charge applies until the Insured’s Attained Age 40.

14 This charge applies until the termination of the rider. For additional information regarding the termination of the rider please see Supplemental Benefits and Riders.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Issue Expense Charge[15]	Monthly
Base Contract:
Maximum		$6.93 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$1.32 per $1,000 of Specified Amount
Increase in Specified Amount:	On the date of an increase in Specified Amount and monthly thereafter.
Maximum		$6.72 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$1.80 per $1,000 of the increase in Specified Amount

15 This Charge applies for 36 months after the Issue Date and for 36 months after an increase in Specified Amount. The issue expense charge depends on the Insured’s Issue Age, gender (in most states), Specified Amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[16]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	2.99%	0.42%

16 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.41% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states and the District of Columbia. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is located at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

All premiums allocated to the Fixed Account become part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the Fixed Account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

Interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts, other than those portions of any Contract that provide variable benefits based on the experience of a separate account, become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%.

THE VARIABLE ACCOUNT AND PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for the purpose of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

THE VARIABLE ACCOUNT AND PORTFOLIOS

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

Subaccounts and the Fund

You may allocate Net Premiums to one or more of the Subaccounts. However, you are only permitted to participate in a maximum of fifteen Subaccounts including the Fixed Account at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected, the new total must not exceed fifteen, and if it would, the request will be treated as not in Good Order. In order to make the requested transfer, transfer out of at least as many active Subaccounts must be affected so that the total active Subaccounts would not exceed fifteen. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the accumulated value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio[1]	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II1	To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio[1]	To achieve long-term growth of capital.

Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II1	To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio[1]	To seek to maximize income.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Fund’s various Portfolios. A full description of the Portfolios, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Fund’s Portfolios and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this prospectus. The Fund prospectus is attached to this prospectus and found in the back of this book. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges and expenses.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

♦	Changes in the investment management of the Fund;

♦	Differences in voting instructions between those given by the Contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

INVESTMENT OPTIONS

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, the Fixed Account, or a fixed period allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Managers Limited

♦	Atlanta Capital Management Company, LLC

♦	Calamos Advisors LLC

♦	Calvert Investment Management, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

♦	Turner Investments, L.P.

♦	Victory Capital Management Inc.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

Adult and Juvenile Contracts

We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.

For the juvenile Contract, a juvenile is named as the Insured and Owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult is referred to as applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:

♦	the Insured’s 21st birthday;

♦	the Insured’s 16th birthday after the applicant controller transfers control to the Insured; or

♦	the death of the applicant controller on or after the Insured’s 16th birthday.

If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Insured will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new surrender charge period on the amount of the increase. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of this Contract may be delayed.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether it is available to you and right for you.

Ownership Rights

While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.

THE CONTRACT

You may transfer ownership of the Contract by giving Notice to the Service Center. The transfer or change must be approved by us before it is valid. If approved, it will be effective on the date Notice was signed or on the date it was received at the Service Center if Notice is not dated.

To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract on behalf of Thrivent Financial.

Death, Maturity and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract. If the Contract is in effect at age 100, it will mature (end) and the Cash Value less any outstanding loan and loan interest will be paid to you.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. If you would like to review a copy of the Contract and riders, contact our Service Center.

PREMIUMS

Flexible Premiums

This Contract is a flexible premium Contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. Generally you may make changes in frequency and payment amounts at anytime with adequate Notice.

We recommend that you pay at least the Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will remain in force during any period of adverse investment returns. See Death Benefit Guarantee. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

Net Premiums & Premium Allocation

We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “Net Premium.” The premium expense charge may not be deducted in certain situations.

We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may

PREMIUMS

change your allocation percentages for future payments at any time by giving us Notice.

If we receive your premium before the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Definitions.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Premium in Default and Grace Period

Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Deduction Date if a monthly deduction to be made on that date would result in a Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever a Contract loan exceeds the Cash Value less any surrender charges, and the Death Benefit Guarantee is not in effect, the grace period provision will apply. We will notify you of the premium required to keep the contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected. You should discuss the amount with your Thrivent Financial representative. The Contract will continue in force through the grace period. If the Insured dies during the grace period, the Death Benefit payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract loan.

Limits

We reserve the right to:

♦	limit any increase in planned periodic premiums;

♦	limit the amount of payments in addition to planned periodic payments; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in Cash Value prior to receipt by the Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Cash Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Specified Amount, or other changes to the Contract which cause the premiums paid or the Cash Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Electronic Payment Program

Our electronic payment program allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the immediately preceding business day. To set up the electronic payment program you must complete the applicable section on the application or, after the time of application, the appropriate Thrivent Financial form.

CONTRACT VALUES

Cash Value

The Cash Value of your Contract is equal to the sum of the values in the Contract’s Subaccount(s) and Fixed Account. The Cash Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit value; adding together the resulting values of each Subaccount; and adding any value in the Fixed Account.

While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Contract, upon the death of the Insured and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Cash Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account;

♦	loans taken and loan repayments;

♦	partial withdrawals taken; and

♦	charges and deductions taken.

Because a Contract’s Cash Value is based on the variables listed above, it cannot be predetermined. The value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

The Cash Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any Subaccount.

Fixed Account Cash Value

The Fixed Account cash value reflects Net Premiums allocated to the Fixed Account, transfers of Cash Value to or from the Subaccounts, interest credited, and any deductions. Each day the cash value in the Fixed Account will change based upon these factors. See your Contract for further detail.

Variable Account Cash Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	cash value is transferred to the Subaccount from another subaccount or from the Fixed Account.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	cash value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	partial withdrawals and partial withdrawal charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount;

♦	any charge for a Death Benefit Option change is allocated to the Subaccount;

CONTRACT VALUES

♦	any charge for a Contract change is allocated to the Subaccount; or

♦	surrender charges are allocated to the Subaccount.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the net investment factor for that Subaccount for that period.

Net Investment Factor

The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(iv)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

Surrender Value

The Surrender Value is the total amount you may withdraw from the Contract. It is equal to the Cash Value less any surrender charges and any outstanding loan principal and accrued interest. The Surrender Value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested. It is possible for the Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount cash value, Fixed Account cash value, the total Cash Value and the Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you chose between two Death Benefit Options: the level Death Benefit Option or the variable Death Benefit Option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.

Level Death Benefit Option

As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under

DEATH BENEFITS

this option, the Death Benefit is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. If you keep your Contract in force for several years and your Cash Value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards the factor will decrease until reaching 1 at age 95. Your Contract includes a table of the death benefit factors.

You should consider the level Death Benefit Option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level Death Benefit Option provides greater potential for growth in Cash Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Cash Value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable Death Benefit Option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the Specified Amount plus Cash Value, or the death benefit factor (described above) multiplied by Cash Value. The Death Benefit fluctuates correspondingly with your Cash Value.

You should consider the variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you want to have the potential for an increasing Death Benefit.

In general, the variable option provides the potential for a greater Death Benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the Specified Amount so your Death Benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the Contract charges and make the appropriate changes.

If you change from the level Death Benefit Option to the variable Death Benefit Option, we will reduce your Specified Amount by the amount of Cash Value you have accumulated on the date the change takes place. We will not allow the change if it reduces your Specified Amount below $10,000. If you change from the variable Death Benefit Option to the level Death Benefit Option, your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your Specified Amount.

Changing your Contract from a level to a variable Death Benefit Option may result in the assessment of a surrender charge. The decrease in Specified Amount and any surrender charge will be subtracted from previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount. The Specified Amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your Cash Value for each Death Benefit Option change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You selected the Specified Amount when you applied for the Contract. You may change the Specified Amount by giving us Notice. We may require that you return your Contract to make the change. We will not permit

DEATH BENEFITS

any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

Your Thrivent Financial representative can assist you with your request. You can locate your Thrivent Financial representative by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Specified Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.

Requirements for increasing your Specified Amount are:

♦	you must provide proof of insurability for the increase;

♦	increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the Insured.

When we approve an increase in your Specified Amount, it is effective as of the date shown on your Contract amendment.

Increases in your Specified Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s gender and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the Specified Amount. We show these new charges on the amended Contract specification page of your Contract.

Sometimes an increase in the Specified Amount, along with other factors, may cause a Contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. See Federal Tax Matters. Please consult your tax advisor before making any such increases.

Decreasing Your Specified Amount

On or after your first Contract Anniversary, you have the right to decrease your Specified Amount. Requirements for decreasing your Specified Amount are:

♦	the Specified Amount remaining in effect cannot be less than $10,000; and

♦	premiums or Cash Value must be in compliance with Internal Revenue Code’s limits.

The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.

We subtract a surrender charge from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.

A decrease in your Specified Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. See Federal Tax Matters. Please consult your tax advisor before decreasing your Specified Amount.

Death Claims

In the event of the death of the Insured, we must receive notice of death at our Service Center. Notice

DEATH BENEFITS

should include the Insured’s name and Contract number. Your Thrivent Financial representative may assist you in making such a claim.

As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $1,000. Once the Beneficiary chooses a settlement option, we will issue an agreement for that settlement option. In the settlement option agreement, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a specific amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in the agreement reflecting the guaranteed payments we would make. You may withdraw the Commuted Value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your Beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in the agreement reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the Commuted Value of any remaining payments at any time.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. We make payments at regular intervals during the payee’s life. A guaranteed period of 10 or 20 years can be selected or no guaranteed period at all can be selected. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the

DEATH BENEFITS

period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount would be higher if no guaranteed payment period is selected.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the agreement. We show representative guaranteed payments in the settlement option agreement. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. The amount of payments are determined based on the lives of both of payees. A guaranteed payment period of 10 or 20 years may be selected or no guaranteed payment period at all may be selected. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the payees, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option agreement. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The Death Benefit Guarantee ensures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:

♦	a factor based on age, gender, and risk class, multiplied by your Specified Amount, then the resulting amount is divided by 1,000;

♦	plus the monthly administrative charge of $4;

♦	plus the required premiums for each additional benefit you choose.

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

♦

the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract Issue Date, plus any outstanding loan balance; and

♦	the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.

DEATH BENEFITS

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Specified Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the Issue Date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your Cash Value. The Contract will remain in force until your Cash Value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the Death Benefit Guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

To completely surrender your Contract and receive your Surrender Value or to make a partial withdrawal, you must give us Notice. You may obtain information as to a surrender or partial withdrawal by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and

PARTIAL WITHDRAWALS AND SURRENDERS

witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Partial Withdrawals

Partial withdrawals offer you a way to access your Cash Value. You may withdraw part of your Surrender Value giving us Notice. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s cash value in the Subaccount or Fixed Account bears to the total Cash Value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the Cash Value for each partial withdrawal after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the Specified Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

For a Contract with the Level Death Benefit Option:

A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the specified amount, (a) the Specified Amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, and (b) the new Death Benefit will be based on the Death Benefit factor, cash value, and Specified Amount after the reduction.

The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the Specified Amount below this amount.

For a Contract with the Variable Death Benefit Option:

A partial withdrawal will reduce the Cash Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the Specified Amount.

Surrender

You may surrender this Contract for its Surrender Value by giving Notice to our Service Center. If you surrender your Contract, you will receive the Cash Value less any surrender charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial

PARTIAL WITHDRAWALS AND SURRENDERS

withdrawal, transfer, loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of contract owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or Death Benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Cash Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center. You may also transfer by telephone once a Telephone Transaction Authorization Form is on file.

You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the cash value in the Fixed Account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

TRANSFERS

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we will honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by reason of their not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

TELEPHONE AND ONLINE TRANSACTIONS

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or earlier to correspond with an early closing of the NYSE) on a Valuation Date will use the Contract’s Cash Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Contract’s Cash Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account cash value may be deferred up to six months.

LOANS

While the Insured is living and your Contract is in force, you may, by giving Notice, use your Cash Value as security to borrow up to 92% (in most states) of your Surrender Value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th Contract Anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the Fixed Account will be used as security for the loan. To ensure that the Fixed Account has enough cash value to secure the loan, cash value will be transferred from the Subaccounts or Fixed Account according to the ratio that the cash value in the subaccounts or Fixed Account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s Cash Value.

Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account cash value, the difference will be transferred from the Subaccounts to the Fixed Account as security for the loan.

A lower interest rate may be credited to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the Contract’s 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the Cash Value in the Subaccounts by the amount of the repayment that is allocated to the Subaccounts and transplanted from the Fixed Account. Repayments will be allocated according to your premium investment allocation. Total Cash Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Cash Value growth.

LOANS

A loan will reduce your Surrender Value as well as your Death Benefit. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly charges are greater than your Surrender Value,

♦	your Death Benefit Guarantee is not in effect, and

♦	payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency.

If this Cash Value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:

♦	the reinstated loan amount; plus

♦	any surrender charge at the time of reinstatement; plus

♦	the first two monthly deduction amounts after reinstatement; less

♦	the Cash Value at termination; less

♦	any surrender charge credited back at reinstatement; plus

♦	the new surrender charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (see Federal Tax Matters).

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay Death Benefits, to cover the expenses generated by issuing, distributing, and administering the Contract, and to fund our fraternal activities. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 3% on premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.

Surrender Charge

If you choose to surrender your Contract or reduce your Specified Amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your Subaccounts and the Fixed Account. For the first three years of the Contract, surrender charges remain level then grade to zero by the end of the 10th Contract Year. Surrender charges are based upon your Issue Age, gender (in most states), risk class and duration of the Contract. New surrender charges begin with each Specified Amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of Specified Amount varies by gender (in most states), risk class and Issue Age. This declining charge terminates at the end of the 10th Contract Year. Beginning in the 11th year after the Issue Date (assuming no increases in Specified Amount), the surrender charge will be zero. We list your surrender charges in your Contract.

If you increase your Contract’s Specified Amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the Specified Amount increase. We list your actual surrender charges for the increased Specified Amount separately on an amendment to your Contract. We mail the amendment to you after we process the request for increase in Specified Amount. During the first three years, the surrender charge for the Specified Amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

The following is an example of surrender charges for a 40-year-old male, $150,000 Specified Amount and a standard nonsmoker risk class:

Contract Year	Surrender charge per Thousand Dollars
1	$12.66
2	12.66
3	12.66
4	11.07
5	9.49
6	7.91
7	6.33
8	4.75
9	3.16
10	1.58
11	0.00

If you decrease the Specified Amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the Specified Amount, starting with the most recent, and then from the original Specified Amount.

Withdrawal Charge

We charge $25 for each partial withdrawal after the first partial withdrawal each Contract Year. This charge is added to the amount withdrawn.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for

CHARGES AND DEDUCTIONS

each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from loans, the exchange privilege, change in Subaccount investment policy, or the initial reallocation of premiums from the Thrivent Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee

We reserve the right to charge $25 from Cash Value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in Specified Amount, risk class, Death Benefit Options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from Cash Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Cash Value in the Contract. For the Fixed Account, we reduce the Cash Value by the proportion that the Cash Value in the Fixed Account bears to the Cash Value of the entire Contract. For Subaccounts, we redeem sufficient Accumulation Units from each Subaccount in the proportion that cash value each Subaccount bears to the Cash Value of the entire Contract. We deduct charges on the same date each month, beginning with the Issue Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the nearest preceding Valuation Date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge;

♦	the monthly issue expense charge; and

♦	any applicable charges for supplemental insurance benefits and riders available under the Contract.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (including Issue Age, gender unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and Specified Amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Specified Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the net amount at risk for the initial Specified Amount of your Contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Issue Date.

We use a standard method of underwriting in determining the cost of insurance. The factors that goes into standard underwriting are:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy

CHARGES AND DEDUCTIONS

individual, the proposed Insured may receive a rating which increases premiums, or in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Specified Amount and each increase in Specified Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance contract we offer.

Mortality and Expense Risk Fees

For Contracts in force for less than 15 years, we will assess a monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total Subaccount cash value (approximately 0.9% annually). The charge is applied to the total Cash Value in the Subaccounts on each Monthly Deduction Date. For Contracts in force for at least 15 years, we will assess a monthly mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for Contracts that have not reached their 15th Contract Anniversary. Therefore, for Contracts in force for at least 15 years, the maximum annual charge will never exceed 0.4%.

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge

We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, Cash Value calculation, transaction confirmations and periodic reports.

Issue Expense Charge

We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the Issue Date and at the time of each Specified Amount increase. This charge varies by age, risk class, Specified Amount and, in most states, gender.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct an Additional Benefit Charge from the Cash Value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

CHARGES AND DEDUCTIONS

Portfolio Company Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the applicable Portfolio Company prospectus and Fee Tables.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Cash Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the

FEDERAL TAX MATTERS

Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the Contract Owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Cash Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, 4, or 5 generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

The Death Benefit may be subject to state and/or federal estate and/or inheritance tax. The entire amount of the Death Benefit will be included in the taxable estate of an Insured if the Insured possesses control (referred to as

FEDERAL TAX MATTERS

“incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Cash Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Cash Value over the “investment in the Contract” will generally be includible in the Contract Owner’s income. The “investment in the Contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts that Are Not MECs

Tax Treatment of Partial Withdrawals from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial withdrawals from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial withdrawals from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the Contract immediately before the partial withdrawals.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial withdrawal is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

FEDERAL TAX MATTERS

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Withdrawals, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial withdrawals from the Contract will be treated first as withdrawals of income and then as a recovery of investment in the contract. Thus, partial withdrawals will be includible in income to the extent the Cash Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Cash Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial withdrawals (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may

FEDERAL TAX MATTERS

not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Cash Value if the Cash Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

FEDERAL TAX MATTERS

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial withdrawals made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial withdrawals, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the Specified Amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month. The premium applies until the rider terminates. The rider will terminate on the earlier of the following:

1.	On midnight of the day before the anniversary of the Issue Date of the rider on or after the Insured’s 21st birthday; or

2.	When control of the Contract is transferred.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its insurance producer for the sale of the Contracts as well as increases in coverage on existing contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract or sales related to increases in coverage.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase the coverage under a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase or increase coverage under one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts including increases in Specified Amount may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract and when you make increases in coverage. In addition, we may pay 20% of the 2nd target premium and 10% of the 3rd target premium if the financial representative is eligible. Additionally, we may pay between 0% and 9% on premiums that exceed the target premium if the financial representative is eligible. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the Specified Amount of the Contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.32% of the Cash Value, if eligible.

SALES AND OTHER AGREEMENTS

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representative, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accumulation Unit: A unit of measure used to calculate the cash value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Attained Age: The Insured’s age on the Contract Anniversary on or immediately prior to that day.

Beneficiary: The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.

Cash Value: The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us (Thrivent Financial) and described in this prospectus. The Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same day and month in each succeeding year as the Issue Date.

Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.

Death Benefit: The amount paid upon the death of the Insured.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your Cash Value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Contract’s Death Benefit Guarantee in effect. Different combinations of age, gender, risk class, Specified Amount and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the Death Benefit.

Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.

Good Order: Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

DEFINITIONS

Issue Age: The age of the Insured as of his or her last birthday on or before the Issue Date.

Issue Date: The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.

Monthly Deduction Date: The date each month on which we deduct charges from Cash Value. These monthly charges occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 3% charge is taken for sales expenses. The premium expense charge may not be deducted in certain situations.

Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written request, administratively Notice may meet this requirement.

Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.

Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies Subaccounts of the Variable Account.

Service Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Specified Amount: Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio Company (the Fund).

Surrender Value: The cash value of the Contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.

we, us, our: Thrivent Financial.

you, your: The Owner of the Contract.

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

OBTAINING ADDITIONAL INFORMATION

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102

Thrivent Variable Life Account I

1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

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By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

•	I will receive electronic delivery of Thrivent documents designated above.
•	I will no longer receive paper copies of these documents in the mail.
•	A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
•	I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
•	I will update Thrivent Financial if my email address changes.
•	I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
•	This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
•	I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
•	My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/Preferences (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:	Contract owner 2:
(Please print first and last name.)	(Please print first and last name.)

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Address (If different than above):

City: State: ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

20316PR  R4-12 Contract Forms #4213, #4214

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THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 30, 2012

Flexible Premium Variable Adjustable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable universal life insurance contract (contract) previously offered by Thrivent Financial for Lutherans (Thrivent Financial). This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2012. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

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GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Registrant

Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums;

(4)	to refund any necessary accumulated value;

(5)	to increase death benefit.

Automatic Premium Loans

This Contract does not provide for automatic premium loans.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer Supplemental Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Supplemental Benefits and Riders.

Surrender and Withdrawal

The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Withdrawals and Loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

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PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer.

Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.

Offering and Commissions

The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell Contracts as registered representatives. The Contracts have been offered in all states and the District of Columbia. Thrivent Investment Management Inc. will pay the financial representative commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to the Contract Owner in addition to the charges already described in the prospectus. Thrivent Investment Management Inc. pays financial representatives a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of Contracts.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2009	2010	2011
$108,371	$141,877	$138,245

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percentage of Premium Expense Charge” in the Contract, of 3% on each premium.

Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

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Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount (referred to as Specified Amount in the Contract) at any time before the Insured’s 80th birthday. Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the face amount. The surrender charge applies to decreases in face amount during the first 10 years following an increase in face amount. The surrender charge remains level during the first three years following an increase in face amount, and then decreases each Contract Year to zero after the 10th year following an increase in face amount. Surrender charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the surrender charge first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2011 and 2010, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the

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period ended December 31, 2011, and for 2011 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Life Account I as of December 31, 2011, and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interest of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

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Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 20, 2012

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2011 and 2010

(in millions)

	2011	2010
Assets
Fixed maturity securities, at fair value	$38,878	$35,888
Equity securities, at fair value	895	954
Mortgage loans	7,906	7,821
Contract loans	1,273	1,275
Short-term investments	701	697
Limited partnerships	1,525	1,181
Other investments	729	860

Total investments	51,907	48,676

Cash and cash equivalents	1,504	1,097
Amounts due from brokers	35	237
Accrued investment income	434	421
Receivables	196	207
Deferred acquisition costs	1,703	1,658
Property and equipment, net	141	152
Other assets	83	81
Assets held in separate accounts	14,249	13,796

Total Assets	$70,252	$66,325

Liabilities
Future contract benefits	$17,551	$16,293
Contractholder funds	25,356	24,458
Unpaid claims and claim expenses	228	228
Amounts due to brokers	1,683	1,617
Securities lending obligation	455	378
Other liabilities	824	734
Liabilities related to separate accounts	14,249	13,796

Total Liabilities	60,346	57,504
Members’ Equity
Retained earnings	8,541	7,720
Accumulated other comprehensive income	1,365	1,101

Total Members’ Equity	9,906	8,821

Total Liabilities and Members’ Equity	$70,252	$66,325

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	2011	2010	2009
Revenues
Premiums	$1,559	$1,578	$1,404
Net investment income	2,545	2,465	2,243
Realized investment gains (losses), net	295	309	(186)
Contract charges	694	650	601
Investment advisory fees	202	176	141
Other revenues	223	212	117

Total Revenues	5,518	5,390	4,320

Benefits and Expenses
Contract claims and other benefits	1,404	1,335	1,312
Increase in contract reserves	986	787	648
Interest credited	1,071	1,067	1,069
Dividends to members	300	314	333

Total benefits	3,761	3,503	3,362

Underwriting, acquisition and insurance expenses	673	687	578
Amortization of deferred acquisition costs	101	255	197
Fraternal benefits and expenses	162	118	170

Total expenses	936	1,060	945

Total Benefits and Expenses	4,697	4,563	4,307

Net Income	$821	$827	$13

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2009	$6,880	$(3,032)	$3,848
Comprehensive income:
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	6,893	297	7,190
Comprehensive income:
Net income	827	—	827
Other comprehensive income	—	804	804

Total comprehensive income			1,631

Balance as of December 31, 2010	7,720	1,101	8,821
Comprehensive income:
Net income	821	—	821
Other comprehensive income	—	264	264

Total comprehensive income			1,085

Balance as of December 31, 2011	$8,541	$1,365	$9,906

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	2011	2010	2009
Operating Activities
Net income	$821	$827	$13
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	979	796	822
Change in contractholder funds	676	685	715
Change in deferred acquisition costs	(228)	(42)	(66)
Realized investment (gains) losses, net	(295)	(309)	186
Changes in other assets and liabilities	44	25	(80)

Net Cash Provided by Operating Activities	1,997	1,982	1,590

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	8,414	9,050	5,796
Cost of fixed maturity securities acquired	(10,157)	(11,551)	(7,650)
Proceeds from sales of equity securities	1,491	2,263	2,160
Cost of equity securities acquired	(1,471)	(2,094)	(1,853)
Proceeds from mortgage loans sold, matured or repaid	825	713	698
Cost of mortgage loans issued	(736)	(670)	(969)
Purchases of fixed maturity securities under mortgage roll program, net	(120)	(94)	(881)
Contract loans issued, net	2	(12)	(22)
(Purchases) sales of short-term investments, net	(4)	(99)	821
Change in collateral held for securities lending	77	163	(616)
Other, net	(133)	(258)	646

Net Cash Used in Investing Activities	(1,812)	(2,589)	(1,870)

Financing Activities
Universal life and investment contract receipts	1,865	2,112	2,268
Universal life and investment contract withdrawals	(1,643)	(1,860)	(1,666)

Net Cash Provided by Financing Activities	222	252	602

Net Change in Cash and Cash Equivalents	407	(355)	322
Cash and Cash Equivalents, Beginning of Year	1,097	1,452	1,130

Cash and Cash Equivalents, End of Year	$1,504	$1,097	$1,452

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2011, 2010 and 2009

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available-for-sale or trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains (losses), net. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income, along with prepayment fees and mortgage loan fees.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Limited partnerships:  Limited partnerships represent Thrivent Financial’s private equity investments. These investments are a combination of direct equity investments, mezzanine debt investments or holdings in other investment funds. These assets are carried at fair value.

Other investments:  Other investments primarily consist of equity limited partnerships, derivative instruments, real estate joint ventures and real estate. Equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate joint ventures are valued using both the equity method and internal valuation models. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets at amortized cost or fair value, depending on the nature of the security. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in an affiliated money market mutual fund, which is included in cash and cash equivalents, and in highly-liquid, highly-rated securities, which are included in equity securities, short-term investments, and cash and cash equivalents on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,418 million and $1,299 million in the mortgage dollar roll program as of December 31, 2011 and 2010, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security, 2) the financial condition of the issuer, 3) the near-term prospects of the issuer, 4) the length of time of the impairment, 5) the extent of the impairment, 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs that vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on daily net asset values. Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Investment Advisory Fees

Investment advisory fees consist of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Other Revenue

Other revenue consists of concession revenue and revenue from customers’ securities transactions, including brokerage fees and distribution fees.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Dividends to Members, continued

majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities, as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,300 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code; therefore, no provision for income taxes was recorded for the fraternal benefit society. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2011, 2010 and 2009, totaled $15 million, $12 million and $1 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $13 million and $15 million as of December 31, 2011 and 2010, respectively.

New Accounting Guidance

In July 2010, the Financial Accounting Standards Board (“FASB”) updated the disclosures about the credit quality of financing receivables and the allowance for credit losses. The standard requires disclosures on a disaggregated basis for financing receivables and includes two levels: portfolio segment (rollforward of allowance for credit losses, credit quality indicators) and class of financing receivable (aging of past due receivables, nonaccrual status, impaired loans, troubled debt restructurings). Portfolio segment is the level at which an entity develops and documents a systematic method to determine its allowance for credit losses. Class of financing receivable is generally a disaggregation of portfolio segment. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the purchases, sales and transfers for the Level 3 fair value measurements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2010.

In June 2009, the FASB established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Consolidated Balance Sheet date for potential recognition or disclosure through February 20, 2012, the date the consolidated financial statements were available to be issued.

During 2012, Thrivent Financial will adopt Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. This standard establishes new guidance regarding the amount of costs that can be deferred as part of acquiring new insurance contracts. Thrivent Financial expects that the adoption of this new standard will significantly reduce the amount of costs that will be deferred.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available-for-sale portfolio are summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
U.S. government and agency securities	$5,370	$190	$—	$5,560
U.S. state and political subdivision securities	190	24	—	214
Securities issued by foreign governments	148	17	—	165
Corporate debt securities	22,915	2,506	121	25,300
Residential mortgage-backed securities	1,223	5	161	1,067
Commercial mortgage-backed securities	1,775	92	37	1,830
Collateralized debt obligations	6	1	—	7
Other debt obligations	2,053	192	43	2,202

Total fixed maturity securities	$33,680	$3,027	$362	$36,345

December 31, 2010
U.S. government and agency securities	$4,782	$165	$9	$4,938
U.S. state and political subdivision securities	249	3	—	252
Securities issued by foreign governments	344	38	—	382
Corporate debt securities	21,633	1,697	110	23,220
Residential mortgage-backed securities	1,491	5	182	1,314
Commercial mortgage-backed securities	1,804	76	35	1,845
Collateralized debt obligations	4	—	—	4
Other debt obligations	1,347	95	24	1,418

Total fixed maturity securities	$31,654	$2,079	$360	$33,373

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2011 and 2010, totaled $2,533 million and $2,515 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains (losses) and totaled $48 million, $82 million and ($85) million for the years ended December 31, 2011, 2010, and 2009, respectively.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2011, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value

Due in one year or less	$1,218	$1,259
Due after one year through five years	6,611	7,068
Due after five years through ten years	7,772	8,623
Due after ten years	18,079	19,395

Total fixed maturity securities	$33,680	$36,345

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

		Gross Unrealized		Fair Value
	Cost	Gains	Losses
December 31, 2011
Large-cap	$270	$16	$13	$273
Mid-cap	35	5	2	38
International	106	7	7	106
REITs	76	25	1	100
Preferred stock	56	1	1	56
Other	321	28	27	322

Total equity securities	$864	$82	$51	$895

December 31, 2010
Large-cap	$291	$36	$2	$325
Mid-cap	66	21	1	86
International	133	21	7	147
REITs	74	24	—	98
Preferred stock	66	8	13	61
Other	210	30	3	237

Total equity securities	$840	$140	$26	$954

Included in the equities securities balances discussed above is approximately $91 million and $97 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2011 and 2010, respectively.

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
U.S. government and agency securities	7	$43	$—	1	$—	$—
Corporate debt securities	372	1,781	87	43	228	34
Residential mortgage-backed securities	14	98	2	91	737	159
Commercial mortgage-backed securities	18	241	24	6	85	13
Collateralized debt obligations	4	3	—	—	—	—
Other debt obligations	94	420	18	25	99	25

Total fixed maturity securities	509	$2,586	$131	166	$1,149	$231

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2010
U.S. government and agency securities	26	$710	$9	1	$—	$—
U.S. state and political subdivision securities	3	13	—	—	—	—
Securities issued by foreign governments	2	16	—	—	—	—
Corporate debt securities	409	2,335	76	42	252	34
Residential mortgage-backed securities	8	70	3	97	983	179
Commercial mortgage-backed securities	11	136	2	16	276	33
Collateralized debt obligations	—	—	—	1	3	—
Other debt obligations	37	170	3	28	107	21

Total fixed maturity securities	496	$3,450	$93	185	$1,621	$267

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
Large-cap	40	$97	$13	—	$—	$—
Mid-cap	36	14	2	—	—	—
International	2	39	7	—	—	—
REITs	35	9	1	—	—	—
Preferred stock	5	11	1	—	—	—
Other	163	120	27	—	—	—

Total equity securities	281	$290	$51	—	$—	$—

December 31, 2010
Large-cap	17	$51	$2	—	$—	$—
Mid-cap	14	7	1	—	—	—
International	3	67	7	—	—	—
REITs	10	1	—	—	—	—
Preferred stock	3	9	1	1	1	12
Other	78	65	3	—	—	—

Total equity securities	125	$200	$14	1	$1	$12

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. However, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate (commercial loans) and residential mortgage loans (other loans). The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2011	2010
Commercial loans:
Carrying value	$7,540	$7,461
Allowance for credit losses	(56)	(74)

Total commercial loans	7,484	7,387

Other loans:
Carrying value	428	442
Allowance for credit losses	(6)	(8)

Total other loans	422	434

Total mortgage loans	$7,906	$7,821

Maximum loan-to-value ratio for loans issued during the year	83%	79%

Commercial Loans

The carrying values of commercial loans by credit quality as of December 31 were as follows (in millions):

	2011	2010
In good standing	$7,359	$7,342
In good standing, with restructured terms	141	71
Delinquent	27	7
In process of foreclosure	13	41

Total commercial loans	$7,540	$7,461

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

The distribution of Thrivent Financial’s commercial loan investments among various geographic regions of the United States as of December 31 was as follows:

	2011	2010
Pacific	25%	27%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	11	10
West South Central	8	8
Mid Atlantic	8	8
Other	3	3

Total	100%	100%

The distribution of Thrivent Financial’s commercial loan investments among various property types as of December 31 was as follows:

	2011	2010
Industrial	31%	31%
Retail	22	21
Office	19	19
Church	14	14
Apartments	5	5
Hotel/Motel	3	3
Other	6	7

Total	100%	100%

The age analysis of commercial loans as of December 31 was as follows (in millions):

	2011	2010
Current	$7,468	$7,398
30 – 89 days past due	26	17
90 – 179 days past due	6	6
180+ days and non-accruing	40	40

Total commercial loans	$7,540	$7,461

Allowance for credit losses

An allowance for credit losses on commercial loans is maintained at a level believed to be adequate to absorb estimated probable credit losses. Thrivent Financial evaluates all loans on a periodic basis and assesses the adequacy of the valuation allowance based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Allowance for credit losses, continued

loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of impaired loans is subjective requiring the estimation of the timing and amount of future cash flows expected to be received on such loans.

When a commercial loan is determined to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write-down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Allowance for credit losses, beginning of year	$74	$27	$7
Net (reductions) additions	(18)	47	20

Allowance for credit losses, end of year	$56	$74	$27

Impaired Loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2011, Thrivent Financial held impaired loans with a carrying value of $52 million, an unpaid principal balance of $63 million and a related allowance of $10 million. At December 31, 2010, Thrivent Financial held impaired loans with a carrying value of $32 million, an unpaid principal balance of $36 million and a related allowance of $12 million.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectibility of the principal.

The accrual of interest on commercial loans is discontinued after the loans become 90 days delinquent on principal or interest payments, or if the loan has been determined to be impaired. When a loan is considered impaired any accrued but uncollectible interest on the impaired loan is charged against interest income in the period in which the loan is determined to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and regular payment performance has been established. Thrivent Financial has impaired commercial loans totaling $52 million and $32 million as of December 31, 2011 and 2010, respectively. The average carrying value in impaired mortgage loans held on December 31, 2011, 2010 and 2009 was $7 million, $5 million and $3 million, respectively. Interest income recognized on impaired loans totaled $1.6 million, $1.5 million and $0.2 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Restructured Loans

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2011, Thrivent Financial modified seven loans totaling $50 million under these circumstances.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Restructured Loans, continued

As of December 31, 2011, Thrivent Financial held eight commercial loans totaling $52 million where loan modifications had occurred. During 2011, there were no modified commercial loans with a payment default.

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indices.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended December 31, 2011, 2010 and 2009, $5 million, $11 million and $5 million, respectively, were received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at fair value at each reporting period, and the change in fair value is recognized in earnings.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair value, included in other investments on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
	Carrying Value	Notional Amount	Gain/ Loss	Consolidated Financial Statement Location
December 31, 2011
Foreign currency swaps	$6	$89	$—	Net investment income
Options on convertible bonds and preferred stocks	167	665	(65)	Realized investment gains (losses), net

Total	$173	$754	$(65)

December 31, 2010
Credit default swaps	$—	$—	$2	Realized investment gains (losses), net
Foreign currency swaps	—	41	—	Net investment income
Options on convertible bonds and preferred stocks	271	668	29	Realized investment gains (losses), net

Total	$271	$709	$31

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Consolidated Financial Statement Location
December 31, 2011
Call options	$—	$—	$1	Realized investment gains (losses), net
Futures	—	—	(51)	Realized investment gains (losses), net
Foreign currency swaps	(5)	31	—	Net investment income

Total	$(5)	$31	$(50)

December 31, 2010
Call options	$(1)	$100	$3	Realized investment gains (losses), net
Futures	(5)	—	(43)	Realized investment gains (losses), net
Foreign currency swaps	(5)	47	(7)	Net investment income

Total	$(11)	$147	$(47)

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2011	2010
Loaned securities:
Carrying value	$445	$370
Fair value	445	370

Cash collateral reinvested:
Carrying value	$455	$378
Fair value	455	378

Aging of cash collateral liability:
Open collateral positions	$455	$378

Net Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2011	2010	2009
Fixed maturity securities, available-for-sale	$1,770	$1,743	$1,712
Equity securities	20	23	33
Mortgage loans	499	505	489
Contract loans	90	90	88
Other invested assets	205	146	(45)

	2,584	2,507	2,277
Investment expenses	39	42	34

Net investment income	$2,545	$2,465	$2,243

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Net gains (losses) on sales:
Fixed maturity securities, available-for-sale:
Gross gains	$286	$321	$254
Gross losses	(123)	(120)	(93)
Equity securities:
Gross gains	98	149	193
Gross losses	(61)	(60)	(234)
Other	102	9	(40)

	302	299	80

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

	2011	2010	2009
Fixed maturity securities, trading	48	82	(85)

Provisions for losses:
Fixed maturity securities, available-for-sale — credit related losses	(32)	(45)	(100)
Equity securities	—	—	(21)
Mortgage loans and other invested assets	(23)	(27)	(60)

	(55)	(72)	(181)

Realized investment gains (losses), net	$295	$309	$(186)

During 2011 and 2010, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $101 million and $97 million, respectively. Based on cash flow analysis of the impaired securities, it was estimated that $32 million of the 2011 impairment was credit related and $69 million was related to other factors. It was estimated that $41 million of the 2010 impairment was credit related and $56 million was related to other factors. The credit-related portion of the impairment was recognized as a realized investment gain (loss) in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in millions):

	2011	2010
Losses included in accumulated other comprehensive income, January 1	$(64)	$(48)
Additional impairments on securities held at beginning of year, recorded in realized investment gains (losses) in Consolidated Statements of Operations	16	8
Recognized (gain) loss in current year	—	1
Change in unrealized loss on securities held at beginning of year	(26)	9
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(32)	(34)

Losses included in accumulated other comprehensive income, December 31	$(106)	$(64)

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $7.8 billion, $6.8 billion and $5.3 billion for the years ended December 31, 2011, 2010 and 2009, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2011	2010
Unrealized investment gains	$2,847	$1,954
Unrealized investment losses on previously impaired structured securities	(106)	(64)
Deferred acquisition costs adjustment	(635)	(452)
Loss reserve adjustment	(306)	(27)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income, continued

	2011	2010
Deferred income taxes adjustment	(14)	(10)
Pension liability adjustment	(421)	(300)

Total	$1,365	$1,101

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Unrealized investment gains and losses arising during the period on securities available-for-sale	$1,019	$1,482	$3,971
Reclassification adjustment for realized gains and losses included in net income	(168)	(245)	(1)
Change in deferred acquisition costs due to unrealized investment gains and losses	(183)	(395)	(596)
Change in loss reserve adjustment	(279)	(27)	—
Change in deferred income taxes due to unrealized investment gains and losses	(4)	(6)	(23)
Pension liability adjustment	(121)	(5)	(22)

Total other comprehensive income	$264	$804	$3,329

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Balance at beginning of year	$2,110	$2,068	$2,002
Capitalization of acquisition costs	329	297	261
Acquisition costs amortized	(101)	(255)	(195)

	2,338	2,110	2,068
Adjustment for unrealized investment gains and losses	(635)	(452)	(57)

Balance at end of year	$1,703	$1,658	$2,011

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2011	2010
Buildings	$148	$154
Furniture and equipment	187	359
Other	16	24

	351	537
Accumulated depreciation	(210)	(385)

Property and equipment, net	$141	$152

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment, continued

Depreciation expense for the years ended December 31, 2011, 2010 and 2009, was $54 million, $55 million and $53 million, respectively.

Note 5. Product Liabilities

Future Contract Benefits and Contractholder Funds

Future contract benefits and contractholder funds by product type as of December 31 were as follows (in millions):

	2011		2010
	Future Contract Benefits	Contract- holder Funds	Future Contract Benefits	Contract- holder Funds
Life	$10,255	$10,041	$9,752	$9,780
Annuity	3,464	14,865	3,188	14,250
Health	3,832	—	3,353	—
Other	—	450	—	428

Total	$17,551	$25,356	$16,293	$24,458

Direct life insurance in force was $172 billion and $169 billion at December 31, 2011 and 2010, respectively.

Variable Annuity Product Guarantees

Thrivent Financial’s variable annuity contracts provide guarantees under certain circumstances. Most contracts include a guaranteed minimum benefit in the event of death (“GMDB”), while for some contracts the policyholder may elect to purchase a guaranteed minimum accumulation benefit (“GMAB”) or a guaranteed lifetime withdrawal benefit (“GLWB”). A net amount at risk for these guarantees exists when the guaranteed amount under the contract is in excess of the current account balance. Thrivent Financial monitors these guarantees and establishes reserves to cover any potential future benefit payment.

The GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a premium accumulation death benefit (an accumulation of premium at a specified interest rate adjusted for withdrawals), a six-year reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), a maximum anniversary (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset) or an earnings accumulation death benefit (an additional 40% is added to the lesser of premium or excess of account value over premium).

The GMABs provide the annuity contractholder with a guaranteed minimum return on account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are seven and ten years.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Product Liabilities, continued

Variable Annuity Product Guarantees, continued

The GLWBs provide the contractholder with a guarantee that a minimum amount will be available for withdrawal annually regardless of contract value for the term of the contract.

Additional information on these contract guarantees as of December 31 is as follows (in millions):

	GMDB	GMAB	GLWB
2011
Account value	$16,481	$2,051	$1,208
Net amount at risk	$673	$42	$60
Reserves recorded	$6	$65	$—
Average attained age of contractholders	59.1	60.5	64.9

2010
Account value	$15,607	$1,391	$854
Net amount at risk	$409	$3	$8
Reserves recorded	$4	$(35)	$(21)
Average attained age of contractholders	59.6	60.7	65.5

Variable Life and Annuity Product Assets

Contractholders elect the investment options that the variable account provides for investing from a selection of 41 different investment options. Contractholders that elect the GMAB and GLWB riders on these contracts can choose only three specific funds included in this pool.

The distribution of investments in the separate account assets as of December 31 was as follows:

	2011	2010
Equity funds	54%	58%
Bonds funds	34	31
Balanced funds	9	8
Other	3	3

Total separate account assets	100%	100%

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2011	2010	2009
Net balance at January 1	$649	$587	$511
Incurred related to:
Current year	285	258	237
Prior years	16	44	59

Total incurred	301	302	296

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities, continued

	2011	2010	2009
Paid related to:
Current year	63	55	61
Prior years	189	185	159

Total paid	252	240	220

Net balance at December 31	$698	$649	$587

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits. These estimates are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Direct premiums	$1,625	$1,640	$1,460
Reinsurance ceded	(66)	(62)	(56)

Net premiums	$1,559	$1,578	$1,404

Direct benefits	$1,442	$1,364	$1,339
Reinsurance ceded	(38)	(29)	(27)

Net contract claims and other benefits	$1,404	$1,335	$1,312

Reinsurance recoveries	$6	$7	$7

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2011 and 2010, were $171 million and $175 million, respectively.

Four reinsurance companies account for approximately 94% of the reinsurance recoverable at December 31, 2011. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available. These primarily include U.S. Treasury bonds.

When quoted prices are not available, prices are obtained from a third party pricing vendor. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. These primarily include corporate debt securities and asset-backed securities.

If a price cannot be obtained from a third party pricing vendor, a broker quote may be obtained or an internal pricing model specific to the asset may be utilized. The internal pricing models apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. These primarily include private placement debt securities and other debt obligations.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

Short-term investments carried at fair value consist of investments in money market mutual funds. The fair value for these investments is based on quoted daily net asset values of the invested funds.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Limited Partnerships

Limited partnerships carried at fair value primarily include private equity investments. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market-based approaches, where possible. Limited partnerships are valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows.

Other Investments

Other investments carried at fair value primarily include derivatives. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs.

Assets Held in Separate Accounts

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$1,255	$6,838	$—	$8,093
U.S. state and political subdivision securities	—	214	—	214
Securities issued by foreign governments	—	165	—	165
Corporate debt securities	—	20,941	4,359	25,300
Residential mortgage-backed securities	—	1,067	—	1,067
Commercial mortgage-backed securities	—	1,830	—	1,830
Collateralized debt obligations	—	—	7	7
Other debt obligations	—	1,484	718	2,202
Equity securities:
Large-cap	270	3	—	273
Mid-cap	38	—	—	38
International	—	106	—	106
REITs	100	—	—	100
Preferred stocks	—	54	2	56
Other	236	70	16	322
Short-term investments	—	159	—	159
Limited partnerships	—	—	1,525	1,525
Other investments	—	170	15	185
Assets held in separate accounts	—	14,249	—	14,249

Total	$1,899	$47,350	$6,642	$55,891

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$1,295	$6,155	$3	$7,453
U.S. state and political subdivision securities	—	252	—	252
Securities issued by foreign governments	—	354	28	382
Corporate debt securities	—	18,932	4,288	23,220
Residential mortgage-backed securities	—	1,305	9	1,314
Commercial mortgage-backed securities	—	1,814	31	1,845
Collateralized debt obligations	—	—	4	4
Other debt obligations	—	1,156	262	1,418
Equity securities:
Large-cap	325	—	—	325
Mid-cap	86	—	—	86
International	—	147	—	147
REITs	98	—	—	98
Preferred stocks	—	61	—	61
Other	188	49	—	237
Short-term investments	—	207	—	207
Limited partnerships	—	—	1,181	1,181
Other investments	6	274	12	292
Assets held in separate accounts	—	13,796	—	13,796

Total	$1,998	$44,502	$5,818	$52,318

For those financial instruments carried on the Consolidated Balance Sheets at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31, 2011 and 2010 (in millions):

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$3	$—	$—	$(3)	$—
Securities issued by foreign governments	28	(2)	(3)	(23)	—
Corporate debt securities	4,288	9	183	(121)	4,359
Residential mortgage-backed securities	9	—	(1)	(8)	—
Commercial mortgage-backed securities	31	—	—	(31)	—
Collateralized debt obligations	4	6	1	(4)	7
Other debt obligations	262	1	(5)	460	718
Preferred stocks	—	—	(1)	3	2
Other equity securities	—	—	(2)	18	16
Limited partnerships	1,181	263	—	81	1,525
Other investments	12	7	(6)	2	15

Total	$5,818	$284	$166	$374	$6,642

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$—	$3	$3
Securities issued by foreign governments	—	—	1	27	28
Corporate debt securities	4,300	14	63	(89)	4,288
Residential mortgage-backed securities	7	2	3	(3)	9
Commercial mortgage-backed securities	4	—	7	20	31
Collateralized debt obligations	19	(6)	5	(14)	4
Other debt obligations	138	1	16	107	262
Other equity securities	2	—	—	(2)	—
Limited partnerships	836	159	—	186	1,181
Other investments	30	(6)	5	(17)	12

Total	$5,336	$164	$100	$218	$5,818

	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Purchases, sales, maturities, transfers, net
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$—	$—	(1)	$—	$—	$(2)	$(3)
Securities issued by foreign governments	—	—	(23)	—	—	—	(23)
Corporate debt securities	957	—	(471)	—	12	(619)	(121)
Residential mortgage-backed securities	—	—	(1)	—	—	(7)	(8)
Commercial mortgage-backed securities	—	—	(2)	—	—	(29)	(31)
Collateralized debt obligations	7	—	(11)	—	—	—	(4)
Other debt obligations	10	—	(40)	—	572	(82)	460
Preferred Stocks	5	—	(2)	—	—	—	3
Other equity securities	17	—	—	—	1	—	18
Limited partnerships	331	—	(250)	—	—	—	81
Other investments	1	—	1	—	—	—	2

Total	$1,328	$—	(800)	$—	$585	$(739)	$374

December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$(2)	$—	$5	$—	$3
Securities issued by foreign governments	—	—	—	—	27	—	27
Corporate debt securities	653	—	(616)	—	54	(180)	(89)
Residential mortgage-backed securities	—	—	(3)	—	—	—	(3)
Commercial mortgage-backed securities	—	—	(1)	—	21	—	20
Collateralized debt obligations	—	—	(15)	—	1	—	(14)
Other debt obligations	7	—	(47)	—	173	(26)	107
Other equity securities	—	—	—	—	—	(2)	(2)
Limited partnerships	328	—	(142)	—	—	—	186
Other investments	—	—	(15)	—	—	(2)	(17)

Total	$988	$—	$(841)	$—	$281	$(210)	$218

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Transfers into and out of Level 3 assets include transfers to and from Level 1 and Level 2 securities, as well as reclassification adjustments within the Level 3 asset categories.

The amounts of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, were as follows (in millions):

	2011	2010
Limited partnerships	$323	$219
Other investments	6	—

Total	$329	$219

The fair values of significant transfers of Thrivent Financial’s Level 1 and Level 2 fair value measurements were as follows (in millions):

	Level 1	Level 2
Fair value at December 31, 2011:
Transfers into	$—	$184
Transfers out of	—	(31)

Fair value at December 31, 2010:
Transfers into	$4	$31
Transfers out of	—	(105)

The transfers during 2011 and 2010 were due to price source changes.

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

Short-term investments not carried at fair value consist primarily of investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Other Investments

Other investments not carried at fair value primarily include investments in equity limited partnerships, real estate and real estate joint ventures. Limited partnerships are valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows. The fair values of real estate and real estate joint ventures are estimated primarily using various market valuation techniques.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits, commercial paper and agency notes. The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for other liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products. Fair values for other liabilities with fixed maturities are estimated based on cash flow analysis using discount rates of similar instruments.

The carrying values and estimated fair values of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Mortgage loans	$7,906	$8,566	$7,821	$7,920
Contract loans	1,273	1,273	1,275	1,275
Short-term investments	542	542	490	490
Other investments	544	548	568	606
Cash and cash equivalents	1,504	1,504	1,097	1,097
Financial liabilities:
Policyholder account balances	14,918	14,805	14,302	14,195
Liabilities related to separate accounts	14,249	14,249	13,796	13,796
Other liabilities	475	477	472	469

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Other Liabilities, continued

many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plans			Other Plans
	2011	2010	2009	2011	2010	2009
Service cost	$17	$18	$16	$3	$3	$3
Interest cost	42	42	42	8	8	8
Expected return on plan assets	(55)	(53)	(52)	—	—	—
Amortization of prior service cost	(1)	(1)	—	(1)	(1)	(1)
Other	12	7	—	3	3	2

Periodic cost	$15	$13	$6	$13	$13	$12

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2011	2010	2011	2010
Change in projected benefit obligation:
Benefit obligation, beginning of year	$784	$730	$145	$139
Service cost	17	18	3	3
Interest cost	42	42	8	8
Actuarial loss (gain)	70	28	3	2
Benefits paid	(34)	(34)	(6)	(7)

Benefit obligation, end of year	879	784	153	145

Change in plan assets:
Fair value of plan assets, beginning of year	604	549	—	—
Actual return on plan assets	(6)	69	—	—
Employer contribution	30	20	6	7
Benefits paid	(34)	(34)	(6)	(7)

Fair value of plan assets, end of year	594	604	—	—

Funded status	$(285)	$(180)	$(153)	$(145)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2011	2010	2011	2010
Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(3)	$(3)	$(1)	$(2)
Net loss	375	255	50	50

Total recognized	$372	$252	$49	$48

Accumulated benefit obligation	$835	$737	$153	$145

As of December 31, 2011 and 2010, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2011	2010	2011	2010
Weighted average assumptions at end of year:
Discount rate	5.00%	5.50%	5.00%	5.50%
Expected return on plan assets	8.25	8.50	N/A	N/A
Rate of compensation increase	2.50	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2011, trending down to 5% in 2021. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2011 total service and interest cost by $1 million and the postretirement health care benefit obligation by $15 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; 2015 — $56 million; 2016 — $59 million; and 2017 to 2021 — $338 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$52	$60	$—	$112
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	4	—	4
Corporate debt securities	—	42	—	42
Residential mortgage-backed securities	—	7	1	8
Commercial mortgage-backed securities	—	9	—	9
Other debt obligations	—	2	—	2
Equity securities:
Large-cap	224	1	—	225
International	—	78	—	78
REITs	64	—	—	64
Other	47	—	—	47
Short-term investments	—	11	—	11
Cash and cash equivalents	—	36	—	36

Total	$387	$251	$1	$639

Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$62	$57	$—	$119
U.S. state and political subdivision securities	—	1	—	1
Corporate debt securities	—	30	—	30
Residential mortgage-backed securities	—	5	—	5
Commercial mortgage-backed securities	—	11	—	11
Other debt obligations	—	12	—	12
Equity securities:
Large-cap	232	—	—	232
International	—	91	—	91
REITs	59	—	—	59
Other	48	—	—	48
Short-term investments	—	1	—	1
Cash and cash equivalents	—	40	—	40

Total	$401	$248	$—	$649

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $45 million as of both December 31, 2011 and 2010.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2011 or 2010.

The following table shows the changes in fair values for the residential mortgage-backed securities categorized as Level 3 (in millions):

Balance, January 1, 2011	$—
Transfers into Level 3	1

Balance, December 31, 2011	$1

The minimum pension contribution required for 2011 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in 2012.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2011, 2010 and 2009, Thrivent Financial contributed $18 million, $27 million and $26 million, respectively, to these plans.

As of December 31, 2011 and 2010, $105 million and $109 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2011, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Instruments, continued

exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates. These commitments totaled $60 million and $71 million as of December 31, 2011 and 2010, respectively. Commitments to purchase other invested assets were $1,398 million and $1,472 million as of December 31, 2011 and 2010, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $9 million, $8 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. Future minimum aggregate rental commitments as of December 31, 2011, for operating leases were as follows: 2012—$5 million; 2013—$3 million; 2014 — $2 million; 2015 — $0.5 million; and 2016 — $0.3 million. Thrivent Financial has expensed and recorded corresponding liabilities for lease agreements terminated early or no longer used for their intended purpose. The value of the liability for these lease agreements was $0.3 million as of December 31, 2011.

Thrivent Financial has rental income generated from properties acquired through default on mortgage loans held and from rental space in its corporate headquarters building. The cost and carrying value of the properties acquired through default on mortgage loans as of December 31, 2011, was $42 million. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2011, are as follows: 2012 —$3 million; 2013 — $2 million; 2014 — $1 million; 2015 — $1 million; and 2016 — $1 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $33 million and $34 million of long-term debt at December 31, 2011 and 2010, respectively, which is included in other liabilities on the Consolidated Balance Sheets. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 11. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Synopsis of Statutory Financial Results, continued

and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Synopsis of Statutory Financial Results, continued

Summarized statutory-basis financial information as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009, for Thrivent Financial is as follows (in millions):

	2011	2010	2009
Admitted assets	$62,257	$59,225	$54,372
Liabilities	$58,253	$55,129	$50,245
Surplus	4,004	4,096	4,127

Total liabilities and surplus	$62,257	$59,225	$54,372

	2011	2010	2009
Gain from operations before net realized capital gains and losses	$480	$268	$275
Net realized capital losses	(56)	(19)	(293)

Net income (loss)	424	249	(18)
Total other surplus changes	(516)	(280)	210

Net change in unassigned surplus	$(92)	$(31)	$192

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Auditors on Other Financial Information

The Board of Directors

Thrivent Financial for Lutherans

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary information included in Schedules I, III and IV is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information has been subjected to the auditing procedures applied in our audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Minneapolis, Minnesota

April 23, 2012

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2011

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet(1)
Fixed maturities:
Bonds:
U.S.government and government agencies and authorities	$7,786	$8,093	$8,093
State, municipalities and political subdivisions	190	214	214
Foreign governments	148	165	165
Public utilities	2,955	3,395	3,395
Convertibles and bonds with warrants attached	763	813	813
All other corporate bonds	24,490	26,420	26,420
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	36,332	39,100	39,100

Equity securities:
Common stocks:
Public utilities	16	17	17
Banks, trust and insurance companies	117	122	122
Industrial, miscellaneous and all other	674	700	700
Nonredeemable preferred stocks	—	—	—

Total equity securities	807	839	839

Mortgage loans on real estate	7,906		7,906
Real estate	51		51
Policy loans	1,273		1,273
Other long-term investments	2,037		2,037
Short-term investments	701		701

Total investments	$49,107		$51,907

(1)	Amount on balance sheet differs from the consolidated balance sheet due to classification differences in this Schedule.

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in millions)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$813	$10,255	$—	$10,152
Annuity	764	3,464	—	14,950
Health	126	3,775	57	32
Other, non-insurance	—	—	—	450

	$1,703	$17,494	$57	$25,584

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses
Life	$866	$1,251	$2,110	$60	$255
Annuity	374	986	1,179	25	243
Health	319	256	458	16	31
Other, non-insurance	—	52	14	—	306

	$1,559	$2,545	$3,761	$101	$835

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2011

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$171,744	$38,812	$—	$132,932	—
Premiums:
Life	932	66	—	866	—
Annuity	374	—	—	374	—
Health	319	—	—	319	—

	$1,625	$66	$—	$1,559	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 23, 2012

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Assets and Liabilities

December 31, 2011

Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$48,223,084	$48,223,084	$48,330,621	4,229,242
Moderately Aggressive Allocation	$93,838,330	$93,838,330	$94,823,036	8,385,535
Moderate Allocation	$42,692,985	$42,692,985	$42,667,951	3,794,527
Moderately Conservative Allocation	$6,794,784	$6,794,784	$6,697,636	602,293
Partner Technology	$2,803,864	$2,803,864	$2,865,457	452,200
Partner Healthcare	$347,412	$347,412	$329,130	30,851
Partner Natural Resources	$750,402	$750,402	$750,799	90,099
Partner Emerging Markets	$764,999	$764,999	$697,441	70,029
Real Estate Securities	$3,264,637	$3,264,637	$3,079,107	207,003
Partner Utilities	$260,077	$260,077	$239,265	30,069
Partner Small Cap Growth	$1,613,030	$1,613,030	$1,452,129	129,856
Partner Small Cap Value	$3,086,564	$3,086,564	$2,690,144	165,547
Small Cap Stock	$6,205,152	$6,205,152	$6,226,168	517,484
Small Cap Index	$14,866,077	$14,866,077	$15,859,320	1,164,177
Mid Cap Growth II	$703,779	$703,779	$716,593	76,704
Mid Cap Growth	$5,638,750	$5,638,750	$4,935,103	322,218
Partner Mid Cap Value	$602,674	$602,674	$559,794	48,174
Mid Cap Stock	$6,062,963	$6,062,963	$5,586,391	528,170
Mid Cap Index	$4,761,781	$4,761,781	$4,777,789	403,850
Partner Worldwide Allocation	$1,153,199	$1,153,199	$1,244,698	156,001
Partner International Stock	$11,399,702	$11,399,702	$14,255,054	1,241,013
Partner Socially Responsible Stock	$107,204	$107,204	$103,230	10,548
Partner All Cap Growth	$1,278,286	$1,278,286	$940,325	136,743
Partner All Cap Value	$407,229	$407,229	$341,133	50,138
Partner All Cap	$1,627,514	$1,627,514	$1,776,922	192,793
Large Cap Growth II	$466,513	$466,513	$598,410	73,198
Large Cap Growth	$7,828,779	$7,828,779	$7,211,844	490,417
Partner Growth Stock	$2,139,860	$2,139,860	$2,033,796	187,559
Large Cap Value	$5,605,008	$5,605,008	$5,735,485	539,244
Large Cap Stock	$11,410,034	$11,410,034	$11,937,400	1,406,771
Large Cap Index	$24,577,360	$24,577,360	$27,180,285	1,387,580
Equity Income Plus	$345,741	$345,741	$341,171	39,235
Balanced	$8,231,574	$8,231,574	$8,274,032	568,397
High Yield	$3,078,547	$3,078,547	$3,098,539	660,434
Diversified Income Plus	$2,874,346	$2,874,346	$2,820,176	438,383
Partner Socially Responsible Bond	$99,486	$99,486	$98,020	9,291
Income	$2,851,116	$2,851,116	$2,744,553	282,712
Bond Index	$4,531,287	$4,531,287	$4,193,620	404,197
Limited Maturity Bond	$3,446,879	$3,446,879	$3,489,220	356,396
Mortgage Securities	$721,534	$721,534	$682,924	69,077
Money Market	$2,802,168	$2,802,168	$2,802,168	2,802,168

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Operations

December 31, 2011

	Investment Income		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Net investment income (loss)	Net realized gain (loss) on investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on sale of investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$622,611	$622,611	$131,511	$804,635	$(3,495,871)	$(2,559,725)	$(1,937,114)
Moderately Aggressive Allocation	$1,814,842	$1,814,842	$81,950	$1,107,854	$(5,791,206)	$(4,601,402)	$(2,786,560)
Moderate Allocation	$915,276	$915,276	$102,334	$592,243	$(2,084,813)	$(1,390,236)	$(474,960)
Moderately Conservative Allocation	$139,411	$139,411	$34,752	$83,967	$(243,664)	$(124,945)	$14,466
Partner Technology	$—	$—	$15,723	$—	$(424,934)	$(409,211)	$(409,211)
Partner Healthcare	$—	$—	$4,705	$10,914	$(27,591)	$(11,972)	$(11,972)
Partner Natural Resources	$564	$564	$13,679	$—	$(135,304)	$(121,625)	$(121,061)
Partner Emerging Markets	$8,182	$8,182	$36,659	$—	$(131,700)	$(95,041)	$(86,859)
Real Estate Securities	$—	$—	$15,195	$—	$258,666	$273,861	$273,861
Partner Utilities	$4,042	$4,042	$1,878	$—	$11,048	$12,926	$16,968
Partner Small Cap Growth	$—	$—	$60,278	$—	$(115,558)	$(55,280)	$(55,280)
Partner Small Cap Value	$7,160	$7,160	$91,462	$—	$(164,550)	$(73,088)	$(65,928)
Small Cap Stock	$—	$—	$27,778	$—	$(369,292)	$(341,514)	$(341,514)
Small Cap Index	$131,125	$131,125	$(83,185)	$447,166	$(420,461)	$(56,480)	$74,645
Mid Cap Growth II	$778	$778	$4,271	$27,361	$(68,992)	$(37,360)	$(36,582)
Mid Cap Growth	$19,360	$19,360	$141,002	$—	$(492,991)	$(351,989)	$(332,629)
Partner Mid Cap Value	$1,417	$1,417	$19,612	$—	$(60,443)	$(40,831)	$(39,414)
Mid Cap Stock	$3,054	$3,054	$105,477	$—	$(518,799)	$(413,322)	$(410,268)
Mid Cap Index	$41,465	$41,465	$25,418	$304,818	$(486,205)	$(155,969)	$(114,504)
Partner Worldwide Allocation	$25,881	$25,881	$6,603	$21,626	$(207,183)	$(178,954)	$(153,073)
Partner International Stock	$4,934	$4,934	$(163,154)	$—	$(1,676,909)	$(1,840,063)	$(1,835,129)
Partner Socially Responsible Stock	$—	$—	$880	$—	$(3,169)	$(2,289)	$(2,289)
Partner All Cap Growth	$—	$—	$27,606	$—	$(119,651)	$(92,045)	$(92,045)
Partner All Cap Value	$2,529	$2,529	$11,216	$—	$(56,437)	$(45,221)	$(42,692)
Partner All Cap	$11,213	$11,213	$(25,350)	$—	$(79,732)	$(105,082)	$(93,869)
Large Cap Growth II	$723	$723	$(20,571)	$9,530	$(21,449)	$(32,490)	$(31,767)
Large Cap Growth	$47,908	$47,908	$155,324	$—	$(633,794)	$(478,470)	$(430,562)
Partner Growth Stock	$—	$—	$23,904	$—	$(57,700)	$(33,796)	$(33,796)
Large Cap Value	$1,339	$1,339	$(2,301)	$—	$(180,399)	$(182,700)	$(181,361)
Large Cap Stock	$1,435	$1,435	$(5,150)	$—	$(543,061)	$(548,211)	$(546,776)
Large Cap Index	$419,938	$419,938	$(225,247)	$—	$232,008	$6,761	$426,699
Equity Income Plus	$937	$937	$325	$—	$(16,715)	$(16,390)	$(15,453)
Balanced	$183,795	$183,795	$1,428	$272,652	$(126,238)	$147,842	$331,637
High Yield	$238,892	$238,892	$11,158	$—	$(105,110)	$(93,952)	$144,940
Diversified Income Plus	$145,130	$145,130	$22,465	$—	$(97,620)	$(75,155)	$69,975
Partner Socially Responsible Bond	$1,855	$1,855	$5	$—	$2,455	$2,460	$4,315
Income	$128,830	$128,830	$21,556	$—	$15,078	$36,634	$165,464
Bond Index	$124,399	$124,399	$30,330	$28,620	$165,254	$224,204	$348,603
Limited Maturity Bond	$80,805	$80,805	$(834)	$—	$(47,167)	$(48,001)	$32,804
Mortgage Securities	$20,488	$20,488	$9,062	$2,634	$(911)	$10,785	$31,273
Money Market	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy loans
Aggressive Allocation	$622,611	$936,146	$(3,495,871)	$(1,937,114)	$10,382,640	$(26,800)	$(554,649)	$(494,065)
Moderately Aggressive Allocation	$1,814,842	$1,189,804	$(5,791,206)	$(2,786,560)	$18,344,322	$(46,874)	$(887,453)	$(593,109)
Moderate Allocation	$915,276	$694,577	$(2,084,813)	$(474,960)	$7,164,789	$—	$(261,723)	$(175,471)
Moderately Conservative Allocation	$139,411	$118,719	$(243,664)	$14,466	$801,756	$(112,474)	$(50,344)	$(11,614)
Partner Technology	$—	$15,723	$(424,934)	$(409,211)	$398,530	$(5,973)	$(25,500)	$(18,500)
Partner Healthcare	$—	$15,619	$(27,591)	$(11,972)	$63,745	$—	$(2,268)	$(2,163)
Partner Natural Resources	$564	$13,679	$(135,304)	$(121,061)	$148,719	$—	$(14,836)	$(600)
Partner Emerging Markets	$8,182	$36,659	$(131,700)	$(86,859)	$169,310	$—	$(13,964)	$(26,779)
Real Estate Securities	$—	$15,195	$258,666	$273,861	$441,265	$(1,250)	$(44,229)	$(26,114)
Partner Utilities	$4,042	$1,878	$11,048	$16,968	$49,482	$—	$(9,350)	$(4,347)
Partner Small Cap Growth	$—	$60,278	$(115,558)	$(55,280)	$236,758	$—	$(19,600)	$(12,517)
Partner Small Cap Value	$7,160	$91,462	$(164,550)	$(65,928)	$405,457	$(9,499)	$(40,205)	$(33,964)
Small Cap Stock	$—	$27,778	$(369,292)	$(341,514)	$822,813	$(9,955)	$(55,125)	$(51,059)
Small Cap Index	$131,125	$363,981	$(420,461)	$74,645	$1,469,306	$(38,033)	$(132,684)	$(139,953)
Mid Cap Growth II	$778	$31,632	$(68,992)	$(36,582)	$74,447	$—	$(2,167)	$1,763
Mid Cap Growth	$19,360	$141,002	$(492,991)	$(332,629)	$806,569	$(7,287)	$(48,765)	$(26,289)
Partner Mid Cap Value	$1,417	$19,612	$(60,443)	$(39,414)	$67,106	$—	$(2,581)	$(4,082)
Mid Cap Stock	$3,054	$105,477	$(518,799)	$(410,268)	$749,422	$(15,551)	$(87,244)	$(70,905)
Mid Cap Index	$41,465	$330,236	$(486,205)	$(114,504)	$560,506	$(3,906)	$(48,938)	$(39,422)
Partner Worldwide Allocation	$25,881	$28,229	$(207,183)	$(153,073)	$227,871	$—	$(4,031)	$(4,677)
Partner International Stock	$4,934	$(163,154)	$(1,676,909)	$(1,835,129)	$1,704,080	$(28,416)	$(140,244)	$(162,748)
Partner Socially Responsible Stock	$—	$880	$(3,169)	$(2,289)	$45,382	$—	$(530)	$(405)
Partner All Cap Growth	$—	$27,606	$(119,651)	$(92,045)	$118,875	$—	$(2,033)	$(6,073)
Partner All Cap Value	$2,529	$11,216	$(56,437)	$(42,692)	$38,341	$—	$(1,400)	$(4,975)
Partner All Cap	$11,213	$(25,350)	$(79,732)	$(93,869)	$208,720	$(5,914)	$(16,311)	$(9,042)
Large Cap Growth II	$723	$(11,041)	$(21,449)	$(31,767)	$67,319	$—	$(4,370)	$(10,195)
Large Cap Growth	$47,908	$155,324	$(633,794)	$(430,562)	$1,128,934	$(25,060)	$(118,013)	$(72,320)
Partner Growth Stock	$—	$23,904	$(57,700)	$(33,796)	$221,493	$(2,297)	$(18,252)	$4,878
Large Cap Value	$1,339	$(2,301)	$(180,399)	$(181,361)	$728,174	$(24,520)	$(65,844)	$(17,963)
Large Cap Stock	$1,435	$(5,150)	$(543,061)	$(546,776)	$1,556,892	$(45,587)	$(83,966)	$(77,986)
Large Cap Index	$419,938	$(225,247)	$232,008	$426,699	$2,899,892	$(46,748)	$(223,928)	$(187,241)
Equity Income Plus	$937	$325	$(16,715)	$(15,453)	$89,517	$—	$(2,197)	$(898)
Balanced	$183,795	$274,080	$(126,238)	$331,637	$899,862	$(48,048)	$(64,191)	$(50,413)
High Yield	$238,892	$11,158	$(105,110)	$144,940	$326,872	$(6,709)	$(56,003)	$(11,615)
Diversified Income Plus	$145,130	$22,465	$(97,620)	$69,975	$273,722	$(5,947)	$(32,174)	$(24,585)
Partner Socially Responsible Bond	$1,855	$5	$2,455	$4,315	$12,006	$—	$(763)	$(560)
Income	$128,830	$21,556	$15,078	$165,464	$367,717	$(4,510)	$(26,055)	$(15,967)
Bond Index	$124,399	$58,950	$165,254	$348,603	$534,334	$(13,534)	$(29,340)	$(19,167)
Limited Maturity Bond	$80,805	$(834)	$(47,167)	$32,804	$458,153	$(799)	$(37,968)	$(21,927)
Mortgage Securities	$20,488	$11,696	$(911)	$31,273	$74,578	$—	$(8,115)	$(8,923)
Money Market	$—	$—	$—	$—	$713,643	$—	$(69,436)	$(3,979)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets, continued

December 31, 2011

	Increase (decrease) in net assets from contract related transactions
Subaccount	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$(3,549,231)	$(1,465,135)	$(364,595)	$(12,839)	$3,915,326	$1,978,212	$46,244,872	$48,223,084
Moderately Aggressive Allocation	$(6,144,222)	$(592,050)	$(680,466)	$(27,311)	$9,372,837	$6,586,277	$87,252,053	$93,838,330
Moderate Allocation	$(2,646,633)	$892,677	$(297,488)	$(11,594)	$4,664,557	$4,189,597	$38,503,388	$42,692,985
Moderately Conservative Allocation	$(425,679)	$624,075	$(49,915)	$(918)	$774,887	$789,353	$6,005,431	$6,794,784
Partner Technology	$(189,313)	$(116,723)	$(23,394)	$(56)	$19,071	$(390,140)	$3,194,004	$2,803,864
Partner Healthcare	$(16,218)	$(4,185)	$(2,098)	$(115)	$36,698	$24,726	$322,686	$347,412
Partner Natural Resources	$(52,500)	$133,128	$(5,342)	$(238)	$208,331	$87,270	$663,132	$750,402
Partner Emerging Markets	$(53,928)	$(19,643)	$(5,315)	$(276)	$49,405	$(37,454)	$802,453	$764,999
Real Estate Securities	$(203,272)	$(300,642)	$(25,810)	$(206)	$(160,258)	$113,603	$3,151,034	$3,264,637
Partner Utilities	$(12,518)	$70,512	$(1,334)	$(70)	$92,375	$109,343	$150,734	$260,077
Partner Small Cap Growth	$(105,224)	$(187,590)	$(13,225)	$(281)	$(101,679)	$(156,959)	$1,769,989	$1,613,030
Partner Small Cap Value	$(193,946)	$(504,224)	$(25,954)	$(344)	$(402,679)	$(468,607)	$3,555,171	$3,086,564
Small Cap Stock	$(394,799)	$(565,537)	$(49,743)	$(91)	$(303,496)	$(645,010)	$6,850,162	$6,205,152
Small Cap Index	$(853,879)	$(1,108,632)	$(114,970)	$(342)	$(919,187)	$(844,542)	$15,710,619	$14,866,077
Mid Cap Growth II	$(45,190)	$(641)	$(6,059)	$(4)	$22,149	$(14,433)	$718,212	$703,779
Mid Cap Growth	$(324,907)	$(428,414)	$(43,527)	$(1,079)	$(73,699)	$(406,328)	$6,045,078	$5,638,750
Partner Mid Cap Value	$(32,395)	$(57,733)	$(4,006)	$(264)	$(33,955)	$(73,369)	$676,043	$602,674
Mid Cap Stock	$(371,425)	$(668,935)	$(50,971)	$(94)	$(515,703)	$(925,971)	$6,988,934	$6,062,963
Mid Cap Index	$(272,913)	$(374,452)	$(38,975)	$(324)	$(218,424)	$(332,928)	$5,094,709	$4,761,781
Partner Worldwide Allocation	$(62,966)	$45,638	$(6,767)	$(529)	$194,539	$41,466	$1,111,733	$1,153,199
Partner International Stock	$(784,512)	$(1,307,268)	$(103,668)	$(452)	$(823,228)	$(2,658,357)	$14,058,059	$11,399,702
Partner Socially Responsible Stock	$(4,533)	$24,417	$(323)	$(59)	$63,949	$61,660	$45,544	$107,204
Partner All Cap Growth	$(27,649)	$(7,785)	$(7,741)	$(139)	$67,455	$(24,590)	$1,302,876	$1,278,286
Partner All Cap Value	$(9,572)	$(24,649)	$(2,450)	$(69)	$(4,774)	$(47,466)	$454,695	$407,229
Partner All Cap	$(109,795)	$(140,724)	$(14,277)	$(242)	$(87,585)	$(181,454)	$1,808,968	$1,627,514
Large Cap Growth II	$(27,246)	$(53,301)	$(4,078)	$(28)	$(31,899)	$(63,666)	$530,179	$466,513
Large Cap Growth	$(533,067)	$(986,267)	$(69,325)	$(113)	$(675,231)	$(1,105,793)	$8,934,572	$7,828,779
Partner Growth Stock	$(112,118)	$(166,101)	$(17,058)	$(503)	$(89,958)	$(123,754)	$2,263,614	$2,139,860
Large Cap Value	$(324,542)	$(659,824)	$(46,111)	$(360)	$(410,990)	$(592,351)	$6,197,359	$5,605,008
Large Cap Stock	$(764,345)	$(1,074,400)	$(93,482)	$(115)	$(582,989)	$(1,129,765)	$12,539,799	$11,410,034
Large Cap Index	$(1,525,141)	$(1,978,639)	$(190,823)	$(450)	$(1,253,078)	$(826,379)	$25,403,739	$24,577,360
Equity Income Plus	$(14,831)	$93,747	$(1,393)	$(253)	$163,692	$148,239	$197,502	$345,741
Balanced	$(537,437)	$(505,339)	$(63,713)	$(5)	$(369,284)	$(37,647)	$8,269,221	$8,231,574
High Yield	$(175,932)	$(262,799)	$(23,275)	$(348)	$(209,809)	$(64,869)	$3,143,416	$3,078,547
Diversified Income Plus	$(153,965)	$(198,879)	$(22,513)	$(105)	$(164,446)	$(94,471)	$2,968,817	$2,874,346
Partner Socially Responsible Bond	$(3,001)	$4,296	$(469)	$(19)	$11,490	$15,805	$83,681	$99,486
Income	$(182,625)	$(479,565)	$(23,632)	$(206)	$(364,843)	$(199,379)	$3,050,495	$2,851,116
Bond Index	$(283,804)	$(221,092)	$(33,717)	$(239)	$(66,559)	$282,044	$4,249,243	$4,531,287
Limited Maturity Bond	$(233,169)	$(461,953)	$(29,718)	$(266)	$(327,647)	$(294,843)	$3,741,722	$3,446,879
Mortgage Securities	$(43,061)	$(65,419)	$(6,186)	$(23)	$(57,149)	$(25,876)	$747,410	$721,534
Money Market	$(260,452)	$(92,382)	$(27,101)	$(445)	$259,848	$259,848	$2,542,320	$2,802,168

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy loans
Aggressive Allocation	$571,950	$221,973	$5,940,226	$6,734,149	$10,137,341	$(169,888)	$(395,042)	$(206,345)
Moderately Aggressive Allocation	$1,730,999	$918,208	$8,750,066	$11,399,273	$16,996,526	$(52,049)	$(1,092,149)	$(383,937)
Moderate Allocation	$828,844	$450,586	$3,081,492	$4,360,922	$5,777,532	$(49,194)	$(326,798)	$(227,927)
Moderately Conservative Allocation	$127,164	$84,576	$372,487	$584,227	$658,358	$—	$(23,422)	$(13,200)
Partner Technology	$—	$(14,790)	$648,778	$633,988	$407,178	$—	$(40,596)	$(40,693)
Partner Healthcare	$374	$10,721	$15,816	$26,911	$60,591	$—	$(5,842)	$14,157
Partner Natural Resources	$391	$5,426	$85,558	$91,375	$119,433	$(2,582)	$(4,824)	$10,113
Partner Emerging Markets	$—	$11,716	$141,865	$153,581	$145,130	$(2,694)	$(4,810)	$24,586
Real Estate Securities	$83,070	$(61,060)	$679,395	$701,405	$485,912	$(8,412)	$(22,671)	$(26,864)
Partner Utilities	$2,544	$(54)	$6,780	$9,270	$35,581	$—	$(1,270)	$5,147
Partner Small Cap Growth	$—	$(874)	$402,046	$401,172	$299,760	$(3,056)	$(16,343)	$(13,810)
Partner Small Cap Value	$31,610	$12,111	$629,434	$673,155	$526,542	$(3,378)	$(27,476)	$(13,365)
Small Cap Stock	$2,339	$(85,742)	$1,474,172	$1,390,769	$936,119	$(3,302)	$(68,542)	$(108,693)
Small Cap Index	$116,809	$(395,190)	$3,578,789	$3,300,408	$1,753,808	$(36,781)	$(192,155)	$(204,764)
Mid Cap Growth II	$—	$54,617	$105,201	$159,818	$88,224	$—	$(6,092)	$(20,530)
Mid Cap Growth	$12,012	$23,179	$1,306,158	$1,341,349	$937,073	$(6,489)	$(38,587)	$(120,877)
Partner Mid Cap Value	$4,886	$1,537	$121,921	$128,344	$162,374	$(2,679)	$(2,854)	$(1,527)
Mid Cap Stock	$29,230	$6,306	$1,416,318	$1,451,854	$844,356	$(8,565)	$(73,650)	$(68,688)
Mid Cap Index	$46,990	$(23,234)	$1,038,777	$1,062,533	$712,729	$(3,930)	$(34,963)	$(50,577)
Partner Worldwide Allocation	$14,341	$4,324	$110,221	$128,886	$333,555	$—	$(12,314)	$5,429
Partner International Stock	$253,972	$(212,759)	$1,113,404	$1,154,617	$2,114,164	$(42,143)	$(164,138)	$(88,691)
Partner Socially Responsible Stock	$45	$717	$6,030	$6,792	$20,535	$—	$—	$12
Partner All Cap Growth	$—	$15,045	$247,407	$262,452	$110,940	$—	$(5,779)	$(1,912)
Partner All Cap Value	$—	$8,925	$62,460	$71,385	$46,047	$—	$(5,832)	$69
Partner All Cap	$11,720	$(36,768)	$281,898	$256,850	$247,730	$—	$(14,847)	$(36,507)
Large Cap Growth II	$1,446	$50,364	$(10,720)	$41,090	$78,702	$(1,251)	$(5,834)	$(3,816)
Large Cap Growth	$49,609	$54,961	$766,096	$870,666	$1,325,030	$(15,051)	$(89,764)	$(103,297)
Partner Growth Stock	$359	$(11,405)	$328,136	$317,090	$392,984	$(1,250)	$(16,190)	$(35,029)
Large Cap Value	$79,311	$(49,755)	$674,752	$704,308	$930,395	$(15,149)	$(71,356)	$(34,261)
Large Cap Stock	$88,376	$(100,774)	$1,241,828	$1,229,430	$1,822,736	$(11,142)	$(133,285)	$(101,515)
Large Cap Index	$436,121	$(528,913)	$3,357,415	$3,264,623	$3,483,083	$(39,165)	$(298,918)	$(191,473)
Equity Income Plus	$2,788	$3,169	$17,590	$23,547	$93,925	$—	$(14)	$(18,364)
Balanced	$202,978	$(17,328)	$806,155	$991,805	$969,385	$(145,080)	$(52,044)	$(39,608)
High Yield	$226,951	$(2,159)	$157,972	$382,764	$425,347	$(1,063)	$(30,137)	$(14,151)
Diversified Income Plus	$131,823	$(1,976)	$267,027	$396,874	$280,256	$(3,757)	$(10,806)	$(46,601)
Partner Socially Responsible Bond	$2,144	$3,223	$(1,015)	$4,352	$13,909	$—	$—	$(1,027)
Income	$147,023	$9,580	$159,827	$316,430	$435,279	$(4,432)	$(31,523)	$845
Bond Index	$132,109	$20,217	$218,742	$371,068	$551,497	$(9,618)	$(38,700)	$(56,553)
Limited Maturity Bond	$123,989	$(86)	$70,542	$194,445	$586,485	$(13,253)	$(100,412)	$19,862
Mortgage Securities	$23,962	$10,885	$42,738	$77,585	$100,606	$(2,839)	$(7,757)	$1,870
Money Market	$—	$—	$—	$—	$862,236	$(3,248)	$(27,311)	$(37,904)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets, continued

December 31, 2010

	Increase (decrease) in net assets from contract related transactions
Subaccount	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$(3,478,605)	$(1,396,119)	$(312,959)	$(20,426)	$4,157,957	$10,892,106	$35,352,766	$46,244,872
Moderately Aggressive Allocation	$(5,880,259)	$(1,957,759)	$(586,871)	$(43,584)	$6,999,918	$18,399,191	$68,852,862	$87,252,053
Moderate Allocation	$(2,353,331)	$2,593,813	$(246,171)	$(20,294)	$5,147,630	$9,508,552	$28,994,836	$38,503,388
Moderately Conservative Allocation	$(375,512)	$568,781	$(40,923)	$(1,432)	$772,650	$1,356,877	$4,648,554	$6,005,431
Partner Technology	$(198,305)	$(104,343)	$(21,497)	$(79)	$1,665	$635,653	$2,558,351	$3,194,004
Partner Healthcare	$(24,892)	$47,131	$(1,838)	$(208)	$89,099	$116,010	$206,676	$322,686
Partner Natural Resources	$(37,202)	$101,534	$(3,546)	$(366)	$182,560	$273,935	$389,197	$663,132
Partner Emerging Markets	$(45,727)	$158,442	$(4,214)	$(460)	$270,253	$423,834	$378,619	$802,453
Real Estate Securities	$(209,853)	$(339,879)	$(24,004)	$(349)	$(146,120)	$555,285	$2,595,749	$3,151,034
Partner Utilities	$(8,820)	$6,586	$(901)	$(122)	$36,201	$45,471	$105,263	$150,734
Partner Small Cap Growth	$(104,957)	$(107,478)	$(11,886)	$(506)	$41,724	$442,896	$1,327,093	$1,769,989
Partner Small Cap Value	$(211,909)	$(136,504)	$(24,952)	$(647)	$108,311	$781,466	$2,773,705	$3,555,171
Small Cap Stock	$(401,246)	$(482,948)	$(45,171)	$(144)	$(173,927)	$1,216,842	$5,633,320	$6,850,162
Small Cap Index	$(902,507)	$(1,398,334)	$(105,682)	$(562)	$(1,086,977)	$2,213,431	$13,497,188	$15,710,619
Mid Cap Growth II	$(40,968)	$(30,700)	$(5,124)	$(4)	$(15,194)	$144,624	$573,588	$718,212
Mid Cap Growth	$(298,324)	$(96,797)	$(37,740)	$(1,155)	$337,104	$1,678,453	$4,366,625	$6,045,078
Partner Mid Cap Value	$(34,786)	$(8,213)	$(3,801)	$(504)	$108,010	$236,354	$439,689	$676,043
Mid Cap Stock	$(389,376)	$(485,433)	$(47,025)	$(133)	$(228,514)	$1,223,340	$5,765,594	$6,988,934
Mid Cap Index	$(284,560)	$(398,830)	$(35,205)	$(559)	$(95,895)	$966,638	$4,128,071	$5,094,709
Partner Worldwide Allocation	$(59,057)	$46,993	$(5,999)	$(1,058)	$307,549	$436,435	$675,298	$1,111,733
Partner International Stock	$(867,987)	$(1,068,565)	$(102,438)	$(790)	$(220,588)	$934,029	$13,124,030	$14,058,059
Partner Socially Responsible Stock	$(4,279)	$308	$(187)	$(94)	$16,295	$23,087	$22,457	$45,544
Partner All Cap Growth	$(23,656)	$128,159	$(5,885)	$(265)	$201,602	$464,054	$838,822	$1,302,876
Partner All Cap Value	$(10,588)	$66,253	$(2,388)	$(133)	$93,428	$164,813	$289,882	$454,695
Partner All Cap	$(110,816)	$(119,922)	$(13,207)	$(481)	$(48,050)	$208,800	$1,600,168	$1,808,968
Large Cap Growth II	$(28,879)	$(13,584)	$(3,903)	$(42)	$21,393	$62,483	$467,696	$530,179
Large Cap Growth	$(576,504)	$(725,630)	$(67,641)	$(184)	$(253,041)	$617,625	$8,316,947	$8,934,572
Partner Growth Stock	$(112,212)	$6,467	$(14,753)	$(925)	$219,092	$536,182	$1,727,432	$2,263,614
Large Cap Value	$(352,185)	$(407,161)	$(45,199)	$(599)	$4,485	$708,793	$5,488,566	$6,197,359
Large Cap Stock	$(832,346)	$(857,291)	$(90,051)	$(134)	$(203,028)	$1,026,402	$11,513,397	$12,539,799
Large Cap Index	$(1,626,601)	$(1,988,876)	$(176,094)	$(762)	$(838,806)	$2,425,817	$22,977,922	$25,403,739
Equity Income Plus	$(5,888)	$64,426	$(419)	$(454)	$133,212	$156,759	$40,743	$197,502
Balanced	$(583,806)	$(669,177)	$(60,617)	$(8)	$(580,955)	$410,850	$7,858,371	$8,269,221
High Yield	$(172,417)	$98,681	$(21,984)	$(667)	$283,609	$666,373	$2,477,043	$3,143,416
Diversified Income Plus	$(160,860)	$145,196	$(20,640)	$(139)	$182,649	$579,523	$2,389,294	$2,968,817
Partner Socially Responsible Bond	$(3,033)	$50,468	$(486)	$(48)	$59,783	$64,135	$19,546	$83,681
Income	$(205,877)	$(149,616)	$(23,557)	$(338)	$20,781	$337,211	$2,713,284	$3,050,495
Bond Index	$(299,558)	$(148,305)	$(32,972)	$(296)	$(34,505)	$336,563	$3,912,680	$4,249,243
Limited Maturity Bond	$(252,998)	$(201,779)	$(30,645)	$(525)	$6,735	$201,180	$3,540,542	$3,741,722
Mortgage Securities	$(44,045)	$(9,114)	$(5,807)	$(20)	$32,894	$110,479	$636,931	$747,410
Money Market	$(282,559)	$(531,950)	$(21,606)	$(773)	$(43,115)	$(43,115)	$2,585,435	$2,542,320

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Notes to Financial Statements

As of December 31, 2011

(1) ORGANIZATION

The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 41 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

Subaccount	Series
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:

•	Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.

•

Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.

•

Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 contract years and guaranteed not to exceed 0.40% thereafter.

Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. Refer to the product prospectus for the applicable rate.

Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial. Refer to the product prospectus for the applicable rate.

Thrivent Financial charges a monthly administrative fee for administrative expenses. Refer to the product prospectus for the applicable administrative charge rates.

Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.

Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year. Refer to the product prospectus for the applicable charge.

Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only. Refer to the product prospectus for applicable charges.

Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only. Refer to the product prospectus for applicable charges.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Additionally, during the year ended December 31, 2011, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at December 31, 2009	Units Issued	Units Redeemed	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011
Aggressive Allocation	3,113,438	1,241,004	(854,551)	3,499,891	1,140,915	(802,094)	3,838,712
Moderately Aggressive Allocation	5,986,424	2,242,130	(1,584,975)	6,643,579	2,131,873	(1,339,778)	7,435,674
Moderate Allocation	2,485,333	1,080,412	(649,469)	2,916,276	942,482	(567,866)	3,290,892
Moderately Conservative Allocation	388,023	223,126	(158,970)	452,179	176,558	(115,905)	512,832
Partner Technology	313,802	151,203	(152,908)	312,097	93,997	(93,187)	312,907
Partner Healthcare	18,645	19,589	(12,041)	26,193	14,121	(11,003)	29,311
Partner Natural Resources	47,248	47,693	(25,738)	69,203	43,882	(23,237)	89,848
Partner Emerging Markets	38,416	50,411	(24,886)	63,941	34,537	(30,122)	68,356
Real Estate Securities	176,984	158,742	(164,938)	170,788	85,257	(92,057)	163,988
Partner Utilities	13,345	9,986	(5,420)	17,911	15,797	(5,378)	28,330
Partner Small Cap Growth	110,100	120,700	(115,136)	115,664	63,753	(68,727)	110,690
Partner Small Cap Value	174,619	169,238	(159,910)	183,947	98,285	(117,222)	165,010
Small Cap Stock	422,898	193,003	(202,738)	413,163	104,143	(121,635)	395,671
Small Cap Index	774,677	224,718	(275,178)	724,217	133,401	(173,739)	683,879
Mid Cap Growth II	34,624	22,974	(23,523)	34,075	14,458	(13,389)	35,144
Mid Cap Growth	278,388	220,599	(187,703)	311,284	128,926	(127,939)	312,271
Partner Mid Cap Value	37,622	44,707	(33,961)	48,368	26,729	(28,436)	46,661
Mid Cap Stock	426,013	171,778	(185,815)	411,976	103,334	(133,736)	381,574
Mid Cap Index	283,102	176,182	(177,285)	281,999	88,576	(99,248)	271,327
Partner Worldwide Allocation	84,205	103,070	(65,067)	122,208	74,239	(52,195)	144,252
Partner International Stock	875,123	617,561	(616,880)	875,804	340,423	(389,841)	826,386
Partner Socially Responsible Stock	2,545	3,620	(1,800)	4,365	7,644	(1,545)	10,464
Partner All Cap Growth	104,441	48,449	(23,456)	129,434	41,814	(34,505)	136,743
Partner All Cap Value	36,801	25,745	(13,980)	48,566	11,381	(11,530)	48,417
Partner All Cap	115,363	73,916	(76,738)	112,541	50,686	(56,353)	106,874
Large Cap Growth II	38,963	29,839	(27,713)	41,089	18,881	(21,369)	38,601
Large Cap Growth	655,545	479,192	(497,498)	637,239	268,638	(316,975)	588,902
Partner Growth Stock	135,191	147,599	(124,157)	158,633	94,434	(100,430)	152,637
Large Cap Value	424,079	356,795	(351,702)	429,172	216,742	(241,814)	404,100
Large Cap Stock	1,169,231	512,551	(533,145)	1,148,637	292,803	(344,998)	1,096,442
Large Cap Index	1,937,188	529,008	(592,334)	1,873,862	347,124	(436,495)	1,784,491
Equity Income Plus	4,960	32,161	(16,439)	20,682	45,143	(28,708)	37,117
Balanced	557,680	138,042	(176,351)	519,371	91,414	(112,707)	498,078
High Yield	155,458	144,451	(125,258)	174,651	85,660	(96,600)	163,711
Diversified Income Plus	170,647	104,845	(89,602)	185,890	64,454	(74,496)	175,848
Partner Socially Responsible Bond	1,716	7,270	(2,191)	6,795	4,523	(3,747)	7,571
Income	207,637	154,023	(151,285)	210,375	106,740	(131,196)	185,919
Bond Index	249,559	122,313	(119,383)	252,489	95,199	(93,909)	253,779
Limited Maturity Bond	289,135	243,026	(240,850)	291,311	137,903	(162,552)	266,662
Mortgage Securities	50,417	39,672	(37,201)	52,888	26,445	(30,437)	48,896
Money Market	2,192,223	2,378,254	(2,410,976)	2,159,501	1,961,398	(1,738,683)	2,382,216

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$8,426,135	$3,083,563
Moderately Aggressive Allocation	16,133,245	3,837,713
Moderate Allocation	9,308,031	3,135,956
Moderately Conservative Allocation	2,043,939	1,045,674
Partner Technology	253,612	234,541
Partner Healthcare	86,198	38,586
Partner Natural Resources	299,535	90,640
Partner Emerging Markets	255,487	197,899
Real Estate Securities	298,842	459,100
Partner Utilities	124,873	28,457
Partner Small Cap Growth	230,425	332,104
Partner Small Cap Value	249,278	644,798
Small Cap Stock	366,653	670,149
Small Cap Index	1,062,742	1,403,638
Mid Cap Growth II	155,278	104,991
Mid Cap Growth	741,008	795,347
Partner Mid Cap Value	128,191	160,729
Mid Cap Stock	362,178	874,827
Mid Cap Index	644,452	516,593
Partner Worldwide Allocation	364,526	122,479
Partner International Stock	709,417	1,527,711
Partner Socially Responsible Stock	75,481	11,532
Partner All Cap Growth	155,053	87,597
Partner All Cap Value	41,852	44,098
Partner All Cap	276,677	353,050
Large Cap Growth II	74,471	96,117
Large Cap Growth	548,152	1,175,476
Partner Growth Stock	233,148	323,107
Large Cap Value	388,097	797,748
Large Cap Stock	648,162	1,229,716
Large Cap Index	1,292,894	2,126,033
Equity Income Plus	242,174	77,546
Balanced	944,193	857,030
High Yield	495,671	466,588
Diversified Income Plus	425,291	444,607
Partner Socially Responsible Bond	54,599	41,254
Income	386,117	622,130
Bond Index	635,087	548,627
Limited Maturity Bond	567,064	813,906
Mortgage Securities	136,748	170,775
Money Market	1,416,299	1,156,450

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for the year ended December 31, 2011, except as indicated in Note 1, follows:

Subaccount	2011	2010	2009	2008	2007

Aggressive Allocation
Units	3,838,712	3,499,891	3,113,438	2,388,600	1,616,015
Unit value	$9.72-$13.18	$10.12-$13.72	$8.61-$11.67	$6.59-$8.93	$14.23
Net assets	$48,223,084	$46,244,872	$35,352,766	$21,128,884	$23,003,596
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.30%	1.46%	4.53%	1.54%	0.56%
Total return (c)	(3.93)%	17.53%	30.62%	(34.07)-(37.23)%	9.33%

Moderately Aggressive Allocation
Units	7,435,674	6,643,579	5,986,424	4,738,539	3,366,028
Unit value	$10.04-$13.25	$10.34-$13.64	$8.96-$11.82	$6.90-$9.10	$13.67
Net assets	$93,838,330	$87,252,053	$68,852,862	$42,622,409	$46,005,161
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.98%	2.28%	4.98%	2.06%	0.80%
Total return (c)	(2.86)%	15.43%	29.80%	(30.98)-(33.40)%	7.75%

Moderate Allocation
Units	3,290,892	2,916,276	2,485,333	2,044,088	1,516,360
Unit value	$10.57-$13.51	$10.68-$13.65	$9.39-$12.01	$7.40-$9.46	$13.09
Net assets	$42,692,985	$38,503,388	$28,994,836	$19,117,901	$19,854,329
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.22%	2.53%	4.87%	2.47%	1.15%
Total return (c)	(1.03)%	13.68%	26.89%	(25.98)-(27.74)%	6.77%

Moderately Conservative Allocation
Units	512,832	452,179	388,023	329,513	256,140
Unit value	$11.02-$13.49	$11.00-$13.46	$12.08-$12.08	$8.06-$9.86	$12.42
Net assets	$6,794,784	$6,005,431	$4,648,554	$3,242,446	$3,181,341
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.16%	2.41%	4.26%	2.68%	1.62%
Total return (c)	0.20%	11.41%	22.53%	(19.44)-(20.61)%	5.62%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008		2007

Partner Technology
Units	312,907	312,097	313,802	315,089		299,568
Unit value	$8.00-$11.00	$9.18-$12.62	$7.35-$10.09	$4.69-$6.45		$9.08-$12.47
Net assets	$2,803,864	$3,194,004	$2,558,351	$1,639,711		$2,981,666
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%		0.00%
Total return (c)	(12.83)%	25.00%	56.58%	(41.83	)-(48.32)%	11.07%

Partner Healthcare
Units	29,311	26,193	18,645	10,259		—
Unit value	$11.85	$12.32	$11.09	$8.95		—
Net assets	$347,412	$322,686	$206,676	$91,841		—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		—
Investment income ratio (b)	0.00%	0.15%	0.01%	0.14%		—
Total return (c)	(3.79)%	11.13%	23.83%	(10.48)%		—

Partner Natural Resources
Units	89,848	69,203	47,248	14,190		—
Unit value	$8.35	$9.58	$8.24	$5.73		—
Net assets	$750,402	$663,132	$389,197	$81,330		—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		—
Investment income ratio (b)	0.07%	0.08%	0.00%	0.19%		—
Total return (c)	(12.84)%	16.33%	43.72%	(42.68)%		—

Partner Emerging Markets
Units	68,356	63,941	38,416	6,632		—
Unit value	$11.19	$12.55	$9.86	$5.64		—
Net assets	$764,999	$802,453	$378,619	$37,414		—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		—
Investment income ratio (b)	1.06%	0.00%	1.06%	1.08%		—
Total return (c)	(10.82)%	27.33%	74.70%	(43.58)%		—

Real Estate Securities
Units	163,988	170,788	176,984	164,962		157,973
Unit value	$10.42-$24.99	$9.57-$22.97	$7.51-$18.00	$5.81-$13.95		$17.09-$22.22
Net assets	$3,264,637	$3,151,034	$2,595,749	$1,902,844		$2,924,713
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%		0.00%
Investment income ratio (b)	0.00%	2.89%	4.34%	6.79%		1.36%
Total return (c)	8.83%	27.56%	29.08%	(41.86)-(37.24)%		(16.81)%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner Utilities
Units	28,330	17,911	13,345	6,160	—
Unit value	$9.18	$8.42	$7.89	$7.04	—
Net assets	$260,077	$150,734	$105,263	$43,380	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	2.46%	2.10%	0.00%	2.41%	—
Total return (c)	9.09%	6.69%	12.00%	(29.57)%	—

Partner Small Cap Growth
Units	110,690	115,664	110,100	100,530	84,110
Unit value	$10.73-$19.92	$11.16-$20.72	$8.66-$16.08	$6.43-$11.93	$14.14-$21.02
Net assets	$1,613,030	$1,769,989	$1,327,093	$912,813	$1,368,455
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.09%	0.01%	0.00%
Total return (c)	(3.85)%	28.86%	34.75%	(35.73)-(43.23)%	8.52%

Partner Small Cap Value
Units	165,010	183,947	174,619	170,209	154,503
Unit value	$11.30-$25.09	$11.53-$25.60	$9.34-$20.73	$7.17-$15.92	$15.42-$21.82
Net assets	$3,086,564	$3,555,171	$2,773,705	$2,108,402	$2,618,101
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.21%	1.02%	0.87%	1.32%	0.35%
Total return (c)	(1.99)%	23.46%	30.24%	(28.32)-(27.05)%	(1.03)%

Small Cap Stock
Units	395,671	413,163	422,898	409,067	406,295
Unit value	$9.68-$17.13	$10.23-$18.09	$8.17-$14.46	$6.79-$12.01	$15.75-$19.22
Net assets	$6,205,152	$6,850,162	$5,633,320%	$4,562,402	$7,288,106
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.04%	0.97%	1.07%	0.28%
Total return (c)	(5.31)%	25.09%	20.38%	(32.10)-(37.52)%	6.14%

Small Cap Index
Units	683,879	724,217	774,677	811,671	839,334
Unit value	$11.37-$23.15	$11.31-$23.03	$8.98-$18.29	$7.17-$14.60	$14.96-$21.18
Net assets	$14,866,077	$15,710,619	$13,497,188%	$11,350,295	$17,115,461
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.83%	0.84%	1.98%	1.20%	0.62%
Total return (c)	0.54%	25.88%	25.29%	(28.31)-(31.07)%	(0.51)%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Mid Cap Growth II
Units	35,144	34,075	34,624	39,691	40,226
Unit value	$11.27-$24.06	$11.78-$25.15	$9.20-$19.64	$6.16-$13.15	$16.84-$22.96
Net assets	$703,779	$718,212	$573,588	$448,776	$796,289
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.10%	0.00%	0.00%	0.31%	0.47%
Total return (c)	(4.31)%	28.03%	49.31%	(38.40)-(42.71)%	19.80%

Mid Cap Growth
Units	312,271	311,284	278,388	265,591	259,709
Unit value	$11.61-$23.76	$12.28-$25.13	$9.51-$19.46	$6.30-$12.89	$16.14-$21.90
Net assets	$5,638,750	$6,045,078	$4,366,625	$2,787,364	$4,637,248
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.32%	0.25%	0.02%	1.20%	0.39%
Total return (c)	(5.43)%	29.11%	50.94%	(36.99)-(41.13)%	19.92%

Partner Mid Cap Value
Units	46,661	48,368	37,622	30,246	26,831
Unit value	$10.18-$13.84	$10.87-$14.77	$8.71-$11.84	$6.58-$8.95	$13.78
Net assets	$602,674	$676,043	$439,689	$268,954	$369,720
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.21%	0.86%	1.14%	1.64%	0.00%
Total return (c)	(6.33)%	24.73%	32.33%	(34.17)-(35.05)%	3.15%

Mid Cap Stock
Units	381,574	411,976	426,013	406,541	413,008
Unit value	$10.39-$16.00	$11.09-$17.07	$8.83-$13.60	$6.35-$9.77	$16.35-$16.50
Net assets	$6,062,963	$6,988,934	$5,765,594	$3,958,659	$6,792,645
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.04%	0.48%	0.61%	1.20%	0.81%
Total return (c)	(6.28)%	25.59%	39.10%	(36.52)-(40.00)%	5.70%

Mid Cap Index
Units	271,327	281,999	283,102	276,638	270,576
Unit value	$10.93-$19.37	$11.18-$19.81	$8.88-$15.74	$6.49-$11.51	$15.37-$18.07
Net assets	$4,761,781	$5,094,709	$4,128,071	$2,960,741	$4,550,573
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.81%	1.05%	1.94%	1.43%	0.95%
Total return (c)	(2.23)%	25.91%	36.69%	(35.06)-(36.29)%	7.62%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner Worldwide Allocation
Units	144,252	122,208	84,205	43,068	—
Unit value	$7.99	$9.10	$8.02	$6.09	—
Net assets	$1,153,199	$1,111,733	$675,298	$262,315	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	2.20%	1.55%	2.22%	1.31%	—
Total return (c)	(12.12)%	13.43%	31.67%	(39.09)%	—

Partner International Stock
Units	826,386	875,804	875,123	875,070	905,928
Unit value	$7.14-$16.22	$8.30-$18.84	$7.63-$17.32	$6.11-$13.87	$17.67-$23.56
Net assets	$11,399,702	$14,058,059	$13,124,030	$10,581,931	$18,700,547
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.04%	1.98%	2.40%	5.16%	1.33%
Total return (c)	(13.90)%	8.78%	24.80%	(38.89)-(41.10)%	10.57%

Partner Socially Responsible Stock
Units	10,464	4,365	2,545	912	—
Unit value	$10.24	$10.43	$8.82	$6.50	—
Net assets	$107,204	$45,544	$22,457	$5,931	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.00%	0.13%	0.78%	0.29%	—
Total return (c)	(1.82)%	18.31%	35.65%	(34.98)%	—

Partner All Cap Growth
Units	136,743	129,434	104,441	9,852	—
Unit value	$9.35	$10.07	$8.03	$5.34	—
Net assets	$1,278,286	$1,302,876	$838,822	$52,640	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.00%	0.00%	0.00%	0.79%	—
Total return (c)	(7.13)%	25.33%	50.32%	(46.57)%	—

Partner All Cap Value
Units	48,417	48,566	36,801	5,352	—
Unit value	$8.41	$9.36	$7.88	$5.58	—
Net assets	$407,229	$454,695	$289,882	$29,853	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.59%	0.00%	1.53%	2.42%	—
Total return (c)	(10.16)%	18.86%	41.20%	(44.21)%	—

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner All Cap
Units	106,874	112,541	115,363	113,430	82,161
Unit value	$8.81-$18.53	$9.26-$19.47	$7.96-$16.74	$6.19-$13.03	$18.69-$22.81
Net assets	$1,627,514	$1,808,968	$1,600,168	$1,254,702	$1,646,249
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.63%	0.71%	1.36%	0.00%	0.43%
Total return (c)	(4.82)%	16.34%	28.48%	(38.07)-(42.91)%	20.37%

Large Cap Growth II
Units	38,601	41,089	38,963	38,898	40,273
Unit value	$8.87-$13.98	$9.46-$14.91	$8.73-$13.76	$6.25-$9.85	$14.32-$16.95
Net assets	$466,513	$530,179	$467,696	$339,564	$607,657
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.14%	0.30%	0.61%	0.66%	0.63%
Total return (c)	(6.25)%	8.35%	39.78%	(37.53)-(41.92)%	16.47%

Large Cap Growth
Units	588,902	637,239	655,545	654,418	641,657
Unit value	$9.25-$15.68	$9.77-$16.56	$8.82-$14.95	$6.24-$10.57	$14.36-$18.23
Net assets	$7,828,779	$8,934,572	$8,316,947	$5,878,840	$10,001,961
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.55%	0.61%	0.79%	1.25%	1.11%
Total return (c)	(5.27)%	10.73%	41.40%	(37.63)-(42.00)%	16.75%

Partner Growth Stock
Units	152,637	158,633	135,191	141,276	137,168
Unit value	$10.15-$17.83	$10.31-$18.10	$8.84-$15.52	$6.17-$10.84	$14.46-$18.73
Net assets	$2,139,860	$2,263,614	$1,727,432	$1,270,802	$2,144,063
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.02%	0.31%	0.82%	0.50%
Total return (c)	(1.48)%	16.62%	43.17%	(38.27)-(42.13)%	9.27%

Large Cap Value
Units	404,100	429,172	424,079	409,831	421,457
Unit value	$8.98-$16.61	$9.26-$17.14	$8.22-$15.22	$6.79-$12.57	$15.18-$19.14
Net assets	$5,605,008	$6,197,359	$5,488,566	$4,403,195	$6,907,395
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.02%	1.41%	1.94%	3.81%	1.18%
Total return (c)	(3.08)%	12.61%	21.11%	(32.10)-(34.33)%	4.69%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Large Cap Stock
Units	1,096,442	1,148,637	1,169,231	1,164,546	1,181,635
Unit value	$8.87-$11.57	$9.29-$12.12	$8.39-$10.94	$6.57-$8.57	$11.83-$13.76
Net assets	$11,410,034	$12,539,799	$11,513,397	$8,953,578	$14,586,619
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.01%	0.77%	1.01%	3.18%	1.11%
Total return (c)	(4.57)%	10.82%	27.59%	(34.27)-(37.68)%	7.57%

Large Cap Index
Units	1,784,491	1,873,862	1,937,188	2,061,663	2,018,100
Unit value	$9.75-$13.96	$9.59-$13.73	$8.37-$11.98	$6.63-$9.49	$14.05-$15.09
Net assets	$24,577,360	$25,403,739	$22,977,922	$19,340,493	$30,229,663
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.62%	1.89%	3.07%	2.35%	1.66%
Total return (c)	1.71%	14.63%	26.20%	(33.71)-(37.12)%	5.17%

Equity Income Plus
Units	37,117	20,682	4,960	1,538	—
Unit value	$9.32	$9.55	$8.22	$7.04	—
Net assets	$345,741	$197,502	$40,743	$10,826	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	0.32%	2.17%	2.75%	5.35%	—
Total return (c)	(2.45)%	16.23%	16.68%	(29.58)%	—

Balanced
Units	498,078	519,371	557,680	574,722	590,295
Unit value	$10.96-$17.37	$10.52-$16.67	$9.29-$14.71	$7.63-$12.08	$13.20-$16.34
Net assets	$8,231,574	$8,269,221	$7,858,371	$6,658,235	$9,281,624
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.18%	2.59%	4.40%	3.81%	3.04%
Total return (c)	4.18%	13.29%	21.76%	(23.70)-(26.06)%	5.47%

High Yield
Units	163,711	174,651	155,458	152,162	158,561
Unit value	$13.39-$23.88	$12.79-$22.81	$11.16-$19.91	$7.78-$13.88	$12.98-$17.58
Net assets	$3,078,547	$3,143,416	$2,477,043	$1,689,091	$2,227,257
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	7.76%	8.17%	9.09%	9.02%	8.06%
Total return (c)	4.70%	14.57%	43.49%	(22.20)-(21.06)%	2.75%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Diversified Income Plus
Units	175,848	185,890	170,647	165,155	171,281
Unit value	$12.08-$17.57	$11.81-$17.18	$10.19-$14.83	$7.66-$11.14	$12.65-$14.52
Net assets	$2,874,346	$2,968,817	$2,389,294	$1,746,723	$2,359,065
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.93%	4.86%	7.95%	6.73%	1.87%
Total return (c)	2.31%	15.85%	33.06%	(23.40)-(23.24)%	(0.98)%

Partner Socially Responsible Bond
Units	7,571	6,795	1,716	84	—
Unit value	$13.14	$12.32	$11.40	$10.27	—
Net assets	$99,486	$83,681	$19,546	$867	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—
Investment income ratio (b)	2.79%	3.11%	3.22%	2.67%	—
Total return (c)	6.70%	8.05%	10.99%	2.68%	—

Income
Units	185,919	210,375	207,637	218,079	225,362
Unit value	$12.75-$16.71	$12.04-$15.77	$10.79-$14.14	$8.90-$11.66	$11.72-$13.07
Net assets	$2,851,116	$3,050,495	$2,713,284	$2,350,312	$2,722,562
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.42%	5.03%	5.75%	5.73%	5.28%
Total return (c)	5.94%	11.55%	21.29%	(11.03)-(10.84)%	3.80%

Bond Index
Units	253,779	252,489	249,559	261,571	267,400
Unit value	$12.63-$21.36	$11.67-$19.74	$10.68-$18.07	$9.85-$16.66	$11.67-$16.80
Net assets	$4,531,287	$4,249,243	$3,912,680	$3,795,861	$3,942,066
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.82%	3.12%	3.98%	4.87%	4.87%
Total return (c)	8.21%	9.24%	8.47%	(1.51)-(0.82)%	5.69%

Limited Maturity Bond
Units	266,662	291,311	289,135	288,522	314,284
Unit value	$11.37-$13.53	$11.27-$13.41	$10.70-$12.74	$9.39-$11.17	$11.30-$11.94
Net assets	$3,446,879	$3,741,722	$3,540,542	$3,094,756	$3,600,906
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.20%	3.24%	4.14%	4.56%	4.73%
Total return (c)	0.90%	5.25%	14.04%	(6.15)-(6.46)%	4.00%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Mortgage Securities
Units	48,896	52,888	50,417	56,938	62,032
Unit value	$12.51-$14.96	$11.97-$14.32	$10.68-$12.77	$9.45-$11.30	$11.68-$11.89
Net assets	$721,534	$747,410	$636,931	$636,514	$729,640
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.84%	3.43%	3.56%	4.53%	4.98%
Total return (c)	4.52%	12.09%	13.02%	(5.50)-(4.96)%	5.12%

Money Market
Units	2,382,216	2,159,501	2,192,223	2,550,168	2,255,670
Unit value	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.15
Net assets	$2,802,168	$2,542,320	$2,585,435	$3,000,734	$2,587,184
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.43%	2.89%	5.05%
Total return (c)	0.00%	0.00%	0.43%	1.67-2.96%	5.17%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period or from the inception date through the end of the reporting period.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE

Unit value information and financial ratios for each subaccount are as follows:

Year Ended December 31, 2011	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2008
Aggressive Allocation	683,784	$9.72	$6,649,040
Moderately Aggressive Allocation	1,458,191	10.04	14,647,234
Moderate Allocation	599,654	10.57	6,337,551
Moderately Conservative Allocation	49,507	11.02	545,499
Partner Technology	2,584	9.93	25,643
Partner Healthcare	5,046	11.85	59,810
Partner Natural Resources	13,979	8.35	116,750
Partner Emerging Markets	14,053	11.19	157,270
Real Estate Securities	10,590	10.42	110,335
Partner Utilities	4,156	9.18	38,151
Partner Small Cap Growth	12,441	10.73	133,511
Partner Small Cap Value	13,903	11.30	157,060
Small Cap Stock	4,019	9.68	38,911
Small Cap Index	13,678	11.37	155,493
Mid Cap Growth II	379	11.27	4,273
Mid Cap Growth	43,730	11.61	507,780
Partner Mid Cap Value	11,745	10.18	119,540
Mid Cap Stock	3,973	10.39	41,293
Mid Cap Index	14,065	10.93	153,693
Partner Worldwide Allocation	37,346	7.99	298,552
Partner International Stock	24,282	7.14	173,438
Partner Socially Responsible Stock	3,486	10.24	35,715
Partner All Cap Growth	6,389	9.35	59,721
Partner All Cap Value	2,888	8.41	24,288
Partner All Cap	11,737	8.81	103,409
Large Cap Growth II	937	8.87	8,312
Large Cap Growth	4,958	9.25	45,868
Partner Growth Stock	21,643	10.15	219,782
Large Cap Value	20,050	8.98	179,956
Large Cap Stock	7,135	8.87	63,279
Large Cap Index	21,010	9.75	204,924
Equity Income Plus	12,564	9.32	117,032
Balanced	1,594	10.96	17,483
High Yield	13,333	13.39	178,537
Diversified Income Plus	4,242	12.08	51,251
Partner Socially Responsible Bond	1,768	13.14	23,237
Income	4,929	12.75	62,866
Bond Index	11,429	12.63	144,344
Limited Maturity Bond	11,395	11.37	129,520
Mortgage Securities	702	12.51	8,786
Money Market	140,716	1.02	143,684

			$32,292,820

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2011	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2003
Aggressive Allocation	2,529,183	$13.18	$33,328,154
Moderately Aggressive Allocation	4,874,230	13.25	64,574,830
Moderate Allocation	2,008,547	13.51	27,133,068
Moderately Conservative Allocation	353,462	13.49	4,767,432
Partner Technology	98,258	11.00	1,080,631
Partner Healthcare	16,992	11.85	201,400
Partner Natural Resources	49,071	8.35	409,836
Partner Emerging Markets	31,567	11.19	353,282
Real Estate Securities	117,752	19.22	2,263,510
Partner Utilities	15,461	9.18	141,938
Partner Small Cap Growth	73,295	13.40	982,356
Partner Small Cap Value	116,998	17.72	2,073,729
Small Cap Stock	175,175	14.04	2,458,813
Small Cap Index	118,159	16.35	1,931,647
Mid Cap Growth II	21,371	17.65	377,226
Mid Cap Growth	200,021	17.51	3,502,876
Partner Mid Cap Value	28,192	13.84	390,086
Mid Cap Stock	151,622	15.86	2,405,152
Mid Cap Index	129,565	16.47	2,134,542
Partner Worldwide Allocation	66,644	7.99	532,774
Partner International Stock	439,457	12.16	5,344,651
Partner Socially Responsible Stock	5,882	10.24	60,256
Partner All Cap Growth	125,458	9.35	1,172,795
Partner All Cap Value	41,628	8.41	350,133
Partner All Cap	71,315	15.18	1,082,633
Large Cap Growth II	31,521	11.81	372,323
Large Cap Growth	412,718	12.35	5,097,323
Partner Growth Stock	102,168	13.76	1,406,047
Large Cap Value	278,053	13.18	3,664,047
Large Cap Stock	315,663	11.57	3,652,005
Large Cap Index	261,408	13.00	3,398,348
Equity Income Plus	19,984	9.32	186,149
Balanced	122,178	14.02	1,713,400
High Yield	110,777	17.64	1,954,218
Diversified Income Plus	85,509	15.32	1,310,016
Partner Socially Responsible Bond	3,959	13.14	52,018
Income	136,678	14.98	2,047,785
Bond Index	121,226	14.84	1,799,267
Limited Maturity Bond	185,625	12.80	2,375,348
Mortgage Securities	31,166	14.69	457,935
Money Market	1,509,823	1.18	1,787,599

			$190,327,578

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2011	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life - 1997
Aggressive Allocation	625,745	$13.18	$8,245,890
Moderately Aggressive Allocation	1,103,253	13.25	14,616,266
Moderate Allocation	682,691	13.51	9,222,366
Moderately Conservative Allocation	109,863	13.49	1,481,853
Partner Technology	212,065	8.00	1,697,590
Partner Healthcare	7,273	11.85	86,202
Partner Natural Resources	26,798	8.35	223,816
Partner Emerging Markets	22,736	11.19	254,447
Real Estate Securities	35,646	24.99	890,792
Partner Utilities	8,713	9.18	79,988
Partner Small Cap Growth	24,954	19.92	497,163
Partner Small Cap Value	34,109	25.09	855,775
Small Cap Stock	216,477	17.13	3,707,428
Small Cap Index	552,042	23.15	12,778,937
Mid Cap Growth II	13,394	24.06	322,280
Mid Cap Growth	68,520	23.76	1,628,094
Partner Mid Cap Value	6,724	13.84	93,048
Mid Cap Stock	225,979	16.00	3,616,518
Mid Cap Index	127,697	19.37	2,473,546
Partner Worldwide Allocation	40,262	7.99	321,873
Partner International Stock	362,647	16.22	5,881,613
Partner Socially Responsible Stock	1,096	10.24	11,233
Partner All Cap Growth	4,896	9.35	45,770
Partner All Cap Value	3,901	8.41	32,808
Partner All Cap	23,822	18.53	441,472
Large Cap Growth II	6,143	13.98	85,878
Large Cap Growth	171,226	15.68	2,685,588
Partner Growth Stock	28,826	17.83	514,031
Large Cap Value	105,997	16.61	1,761,005
Large Cap Stock	773,644	9.95	7,694,750
Large Cap Index	1,502,073	13.96	20,974,088
Equity Income Plus	4,569	9.32	42,560
Balanced	374,306	17.37	6,500,691
High Yield	39,601	23.88	945,792
Diversified Income Plus	86,097	17.57	1,513,079
Partner Socially Responsible Bond	1,844	13.14	24,231
Income	44,312	16.71	740,465
Bond Index	121,124	21.36	2,587,676
Limited Maturity Bond	69,642	13.53	942,011
Mortgage Securities	17,028	14.96	254,813
Money Market	731,677	1.19	870,885

			$117,644,311

PART C: OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the prior Registration Statements of the Depositor.

Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Management”)	Post-Effective Amendment No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 20, 2006.
(c)(ii)	Form of Agreement between Thrivent Investment Management and Registered Representatives with respect to the sale of the Contracts	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(d)(i)	Form of Contract	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(ii)	Available Contract Riders	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(e)	Contract Application Form	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(f)	Articles of Incorporation of Depositor (as amended December 5, 2005) and Bylaws of Depositor (as amended December 3, 2009)	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(ii)	Reinsurance Agreement with LB and The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company and Thrivent Financial for Lutherans	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company and Thrivent Financial	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America and Thrivent Financial for Lutherans	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.

(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP	Filed Herewith
(o)	Omitted Financial statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(r)(i)	Power of Attorney forms for Dr. Addie J. Butler, F. Mark Kuhlmann, Richard C. Lundell, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Allan R. Spies, and Adrian M. Tocklin	Post-Effective Amendment No. 15 to the registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 22, 2008.
(r)(ii)	Power of Attorney form for Frederick G. Kraegel	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(r)(iii)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 17 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 19, 2010.
(r)(iv)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Filed Herewith

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor

Dr. Kurt M. Senske Lutheran Social Services of the South 8305 Cross Park Drive Austin, Texas 78714-5154	Chairman of the Board of Directors

F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director

Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 53212-3299	Director

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, Pennsylvania 19144	Director

Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director

Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director

Richard C. Lundell 9993 East Purdue Scottsdale, Arizona 85258	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, Missouri 63301	Director

Frank H. Moeller Enovate Enterprises 5926 Balcones Drive, Suite 290 Austin, Texas 78731	Director

Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director

Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director

James H. Scott Intersections Institute 61 Seminary Place Gettysburg, Pennsylvania 17325	Director

Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director

Bradford L. Hewitt	President and Chief Executive Officer, Director

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Pamela J. Moret	Senior Vice President, Strategic Development

Knut A. Olson	Senior Vice President, Financial Network

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Anne deBruin Sample	Senior Vice President and Chief Human Resource Officer

Russell W. Swansen	Senior Vice President and Chief Investment Officer

James A. Thomsen	Senior Vice President, Member Services

Marie A. Uhrich	Senior Vice President, Communications

James M. Odland	Vice President and Chief Compliance Officer

Paul B. Zastrow	Treasurer

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

ENTITY ORG CHART

THRIVENT FINANCIAL FOR LUTHERANS
Operations Center – 4321 N. Ballard Road, Appleton, WI 54919
Corporate Center – 625 Fourth Avenue South, Minneapolis, MN 55415
- A Wisconsin fraternal benefit society
- Investment adviser for Thrivent Series Fund, Inc.
- Investment adviser for Thrivent Financial Securities Lending Trust
Twin Bridge Capital Partners, LLC
- A Delaware LLC
- Thrivent Financial owns 49% of the managing member's membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
Thrivent White Rose Funds Limited Partnerships[1]
- A Delaware Limited Partnership
- Thrivent Financial owns a majority interest in the LLC and is also its managing member
Gold Ring Holdings, LLC
- A Delaware Limited Liability Company
SNI HOLDCO INC.
- A Delaware Corporation
- Majority-owned subsidiary of Thrivent Financial
SNI Companies
- A Delaware Company
- Wholly owned subsidiary of SNI Holdco Inc.
THRIVENT FINANCIAL HOLDINGS, INC.
4321 N. Ballard Rd.
Appleton, WI 54919
- A Delaware corporation
THRIVENT FINANCIAL BANK
122 East College Ave. Ste. 1E
Appleton, WI 54911-5741
- A Federal Savings Bank
NORTH MEADOWS INVESTMENT LTD.
4321 N. Ballard Rd
Appleton, WI
- A Wisconsin corporation
THRIVENT FINANCIAL INVESTOR SERVICES INC.
625 Fourth Avenue South, Minneapolis, MN
- A Pennsylvania corporation
THRIVENT INVESTMENT MANAGEMENT INC.
625 Fourth Avenue South
Minneapolis, MN
- A Delaware corporation
- 60% membership interest in TAM LLC as of 5/1/08
THRIVENT PROPERTY & CASUALTY INSURANCE AGENCY, INC.
625 Fourth Avenue S.
Minneapolis, MN
- A Minnesota corporation
THRIVENT FINANCIAL LIFELONG RESOURCES INC.
- A Minnesota corporation
THRIVENT INSURANCE AGENCY INC.
625 Fourth Ave. S.
Minneapolis, MN
- A Minnesota corporation
THRIVENT ASSET MANAGEMENT, LLC (TAM)
- A Delaware Limited Liability Company
THRIVENT LIFE INSURANCE COMPANY
625 Fourth Avenue S.
Minneapolis, MN
- A Minnesota corporation
- 40% membership interest in TAM LLC as of 5/1/08
[1]White Rose Funds, Limited Partnerships include:
White Rose Fund I Equity Direct, L.P, 2007[3]
White Rose Fund I Fund of Funds, L.P., 2007[3]
White Rose Fund I Mezzanine Direct, L.P., 2007[3]
Thrivent White Rose Fund II Equity Direct, L.P., 2008[3]
Thrivent White Rose Fund II Fund of Funds, L.P., 2008[3]
Thrivent White Rose Fund II Mezzanine Direct, L.P., 2008[3]
Thrivent White Rose Fund III Equity Direct, L.P., 2009[3]
Thrivent White Rose Fund III Fund of Funds, L.P., 2009[3]
Thrivent White Rose Fund III Mezzanine Direct, L.P., 2009[3]
Thrivent White Rose Fund IV Equity Direct, L.P., 2011[2, 3]
Thrivent White Rose Fund IV Fund of Funds, L.P., 2011[3]
Thrivent White Rose Fund IV, Mezzanine Direct, L.P., 2011[3]
Thrivent White Rose Fund V Equity Direct, L.P., 2012[3]
Thrivent White Rose Fund V Fund of Funds, L.P., 2012[3]
Thrivent White Rose Fund V Mezzanine Direct, L.P., 2012[3]
[2]One Rock Voltage Investors, LLC
- A Delaware LLC
- Approximately 54% of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.
One Rock Voltage Holdings Corp.
- A Delaware Corporation
- Wholly owned subsidiary of One Rock Voltage Investors, LLC
Dixie Electric, LLC
- A Texas LLC
- A majority of its membership interests are owned by One Rock Voltage Holdings Corp.

3 The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter

James A. Thomsen	Director and President

Karen L. Larson	Director and Vice President

Randall L. Boushek	Director

Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President

Michael J. Haglin	Vice President

Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President

Nikki L. Sorum	Vice President

Eric W. Verseman	Vice President

Erik J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President

Carolyn A. Tuohy	Secretary and Chief Legal Officer

Andrea C. Golis	Chief Compliance Officer

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer

Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director Investment Field Operations

Kurt S. Tureson	Director of Affiliate Finance

Cynthia J. Nigbur	Assistant Secretary

(c)         Compensation from Registrant. Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that as to the flexible premium variable life contracts that are the subject of this registration statement File No. 333-31011, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 23rd day of April, 2012.

Thrivent Variable Life Account I
(Registrant)

By: Thrivent Financial for Lutherans
(Depositor)

/s/ Bradford L. Hewitt
Bradford L. Hewitt
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of April, 2012.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A majority of the Board of Directors:*

Dr. Addie J. Butler	F. Mark Kuhlmann	Alice M. Richter
Kirk D. Farney	Richard C. Lundell	James H. Scott
Bradford L. Hewitt	Paul W. Middeke	Dr. Kurt M. Senske
Mark A. Jeske	Frank H. Moeller	Allan R. Spies
Frederick G. Kraegel	Bonnie E. Raquet	Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 23, 2012
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
r(iv)	Powers of Attorney for Mark A. Jeske and Kirk D. Farney